SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities

                              Exchange Act of 1934

Filed by the Registrant X
Filed by a Party other than the Registrant __

Check the appropriate box:

__ Preliminary Proxy Statement
__ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
X  Definitive Proxy Statement
__ Definitive Additional Materials
__ Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                              EMPIRE GLOBAL CORP.
               (Name of Registrant as Specified in Its Charter)

                                Not Applicable
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

X  No fee required.

__ Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

   (1) Title of each class of securities to which transaction applies: N/A

   (2) Aggregate number of securities to which transaction applies: N/A

   (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): N/A

   (4) Proposed maximum aggregate value of transaction: N/A

   (5) Total fee paid: N/A

__ Fee paid previously with preliminary materials.

__ Check box if any part of the fee if offset as provided by Exchange Act
   Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

   (1) Amount Previously Paid: N/A

   (2) Form, Schedule or Registration Statement No.: N/A

   (3) Filing Party: N/A

   (4) Date Filed: N/A

                             EMPIRE GLOBAL CORP.
                      Suite 701, 130 Adelaide St., W.
                      Toronto, Ontario, M5H 2K4 Canada

July 12, 2016

To the Stockholders of EMPIRE GLOBAL CORP.:

You are cordially invited to attend the annual meeting of stockholders of EMPIRE GLOBAL CORP., a Delaware corporation, on Monday, August 8, 2016 at Suite 701, 130 Adelaide St. W., Toronto, Ontario M5H 2K4 Canada. Management presentations, and the formal annual meeting will commence at 10:00 a.m. (local time).

At this meeting, our stockholders will vote on matters set forth in the accompanying Notice of Annual Meeting and Proxy Statement. A presentation on our Company and business development will be made and also questions of general interest to stockholders will be addressed.

The notice of annual meeting of stockholders and proxy statement, which describe the formal business to be conducted at the meeting, are enclosed with this letter.

After reading the proxy statement, please promptly mark, sign and return the enclosed proxy card (attached hereto as Schedule A) in the prepaid envelope (if mailing within the United States) by 10:00 a.m., July 27, 2016, to ensure that your shares will be represented. Regardless of the number of shares of stock you own, your careful consideration of, and vote on, the matters before our stockholders are very important.

A Copy of our Annual Report on Form 10-K for the year ended December 31, 2015 is also enclosed with this letter.

The board of directors and management look forward to seeing you at the annual meeting.

Sincerely,

/s/ Michele Ciavarella
----------------------
Michele Ciavarella, B.Sc.
Chairman and Chief Executive Officer
Empire Global Corp.
dba. Newgioco Group

                             EMPIRE GLOBAL CORP.
                      Suite 701, 130 Adelaide St., W.
                      Toronto, Ontario, M5H 2K4 Canada

                   Notice of Annual Meeting of Stockholders
                        to be Held on August 8, 2016

To the Stockholders of EMPIRE GLOBAL CORP.:

NOTICE IS HEREBY GIVEN that EMPIRE GLOBAL CORP., a Delaware corporation, will hold an annual meeting of stockholders on August 8, 2016 at 10:00 a.m. (local time) at the Suite 701, 130 Adelaide St. W., Toronto, Ontario M5H 2K4 Canada (the "Meeting"). The Meeting is being held for the following purposes:

1. To elect the Company's Board of Directors. The Board intends to nominate 8 persons to serve as directors of our company.

2. To act upon a proposal to authorize the 2016 Equity Incentive Plan and the reservation of 3,000,000 shares of the company's $0.0001 par value common stock for issuance upon the exercise of options granted thereunder;

3.  To act upon an Advisory Resolution on Executive Compensation.

4. To ratify the appointment of Paritz and Company, PA as the independent auditors of our company for the year ended December 31, 2016; and

5. To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

Our board of directors recommends that you vote "For" each of the nominees and vote "For" each proposal.

Our board has fixed the close of business on June 10, 2016 as the record date for determining the stockholders entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. At the Meeting, each holder of record of shares of common stock, $0.0001 par value per share, will be entitled to vote one vote per share of common stock held on each matter properly brought before the Meeting. The number of shares of our common stock outstanding as of June 10, 2016 was 23,376,473 which are entitled to a total of 23,376,473 votes.

Dated: July 12, 2016.

By Order of the Board of Directors,

/s/ Michele Ciavarella
----------------------
Michele Ciavarella, B.Sc.
Chairman and Chief Executive Officer,



IMPORTANT: Please complete, date, sign and promptly return the enclosed proxy card in the prepaid envelope (if mailing within the United States) to ensure that your shares will be represented. If you attend the meeting, you may choose to vote in person even if you have previously sent in your proxy card.

                             TABLE OF CONTENTS

                                                                        Page No.
General Information                                                            1
Questions and Answers about the Proxy Materials and the Annual
    Meeting of Stockholders                                                    1
Voting Securities and Ownership of Voting Securities by
    Certain Beneficial Owners and Management                                   6
Ownership Tables                                                               7
Compliance with Section 16(A) of the Securities Exchange Act of 1934           8
Certain Relationships and Related Transactions                                 8
Interests of Certain Persons in Matters to be Acted Upon                       8
Stockholder Proposals to be Presented at Next Annual Meeting                   8
Annual Report                                                                  9

Proposals
Proposal 1 - Election of Directors                                            11
    Vote required                                                             11
    Recommendation                                                            11
    Information about Nominees                                                11
    Corporate Governance                                                      14
        A.  Role of the Board of Directors - Board Leadership Structure       14
        B.  Operation of the Board of Directors                               15
        C.  Committees of the Board                                           17
        D.  Stockholder Communications                                        19
    Executive Compensation                                                    20
        E.  Discussion of Director Compensation                               21
        F.  Compensation Plans                                                21
        G.  Compensation of Directors                                         21
        H.  Indebtedness of Management                                        21

Proposal 2 - Approval of the 2016 Equity Incentive Plan                       22
    Introduction                                                              22
    Material Terms and Conditions                                             22
    Vote Required                                                             25
    Recommendation of the Board                                               26

Proposal 3 - Advisory Resolution on Executive Compensation                    27
    Introduction                                                              27
    Rationale and Scope of Proposal                                           27
    Vote Required-Indication of Support                                       28
    Recommendation of the Board                                               28

Proposal 4 - Ratification of Appointment of Independent
    Registered Public Accounting Firm                                         29
    Audit Fees                                                                29
    Pre-Approval Policies and Procedures                                      30
    Vote Required                                                             30
    Recommendation of the Board                                               30

ANNEX A - Equity Incentive Plan                                               31
SCHEDULE "A" - PROXY CARD                                                     81
Instructions for Completion of Proxy                                          83

                             EMPIRE GLOBAL CORP.
                            (dba Newgioco Group)
                      Suite 701, 130 Adelaide St., W.
                      Toronto, Ontario, M5H 2K4 Canada

                              GENERAL INFORMATION

             Proxy Statement for the Annual Meeting of Stockholders

The enclosed proxy is solicited on behalf of our Board of Directors (the "Board") for use at the Annual Meeting of Stockholders (the "Meeting") to be held on August 8, 2016 at 10:00 a.m. (local time) at Suite 701, 130 Adelaide St. W., Toronto, Ontario M5H 2K4 Canada, or at any continuation, postponement or adjournment thereof, for the purposes discussed in this proxy statement and in the accompanying Notice of Annual Meeting and any business properly brought before the Meeting. Proxies are solicited to give all stockholders of record an opportunity to vote on matters properly presented at the Meeting, please read the content carefully.

We intend to mail this proxy statement and accompanying proxy card (attached hereto as Schedule A) on or about July 14, 2016 to all stockholders entitled to vote at the Meeting.

Unless the context requires otherwise, references to "we," "us," "our" and "Empire" refer to EMPIRE GLOBAL CORP.


                              Corporate Overview

EMPIRE GLOBAL CORP., (the "Company") was incorporated in the state of Delaware on August 26, 1998 as Pender International Inc. and on September 30, 2005 changed its name to Empire Global Corp.

With the acquisition of Multigioco Srl. on August 15, 2014, we initiated a fundamental change to our business and global growth plans. Empire Global is now a fully integrated, ADM (Agenzia delle Dogane e dei Monopoli) licensed, gaming operator offering a full suite of web-based and land-based gaming products through its wholly owned subsidiaries in Italy. The Company has a network of approximately 1,067 web-based shops, as well as 3 Corner and 112 Agency land-based locations.


                                 Annual Report

Our annual report on Form 10-K for the year ended December 31, 2015 is enclosed with this proxy statement.


              QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND
                      THE ANNUAL MEETING OF STOCKHOLDERS

                                  Who Can Vote

You are entitled to vote if you were a holder of record of shares of our common stock, $0.0001 par value per share (the "Common Stock") as of the close of business on June 10, 2016. Your shares can be voted at the Meeting only if you are present in person or represented by a valid proxy.

                           Shares Outstanding and Quorum

Holders of record of Common Stock at the close of business on the Record Date will be entitled to receive notice of and vote at the Meeting. At the Meeting, each of the shares of Common Stock represented will be entitled to one (1) vote on each matter properly brought before the Meeting. As of the June 10, 2016 record date, there were 23,376,473 shares of Common Stock issued and outstanding.

In order to carry on the business of the Meeting, we must have a quorum. Under our bylaws, stockholders representing a majority of the issued and outstanding shares entitled to vote, either present in person or by proxy, constitute a quorum.


                                What is a Proxy?

A proxy is another person that you legally designate to vote your stock. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card.


                           What is a Proxy Statement?

A proxy statement is a document that regulations issued by the U.S. Securities and Exchange Commission require that we provide you when we ask you to sign a proxy card to vote your stock at the annual meeting of stockholders.


                    Why am I receiving this Proxy Statement?

This Proxy Statement is being furnished to you in connection with the solicitation of proxies by our Board of Directors for the 2016 Annual Meeting of Stockholders to be held on Monday, August 8, 2016 at 10:00 a.m. at Suite 701, 130 Adelaide St., W. Toronto, Ontario, M5H 2K4. This Proxy Statement furnishes you with information you need in order to vote, whether or not you attend the meeting. Please see the Proxy Card attached as 'Schedule A' with this letter.


       What are the Proposals I am being asked to consider and vote upon?

You are being asked to consider and vote upon the Proposals specified below:

1. To elect to the Company's Board of Directors the 8 persons nominated by the Board of Directors;

2. To approve the adoption of the 2016 Equity Incentive Plan and the reservation of 3,000,000 shares of the company's common stock for issuance upon the exercise of options granted thereunder;

3. To consider and act upon an Advisory Resolution on Executive Compensation;
and

4. To ratify the appointment of Paritz and Company, P.A. as the Company's independent registered public accounting firm for the 2016 fiscal year.

If you grant a proxy, your shares will be voted in the discretion of the proxy holder on any proposal for which you do not register a vote and any other business that properly comes before the Annual Meeting or any adjournment or postponement thereof.

               Will there be any other items of business addressed
                            at the Annual Meeting?

Our bylaws preclude consideration of any other business by the stockholders at the Annual Meeting since the requisite notice to conduct such business would not have been provided on a timely basis to the stockholders before the meeting.


                       Proxy Card and Revocation of Proxy

In voting, please specify your choices by marking the appropriate spaces on the enclosed proxy card, signing and dating the proxy card and returning it in the accompanying envelope. If no directions are given and the signed proxy is returned, the proxy holders will vote the shares in favor of the resolutions set out in the Notice of Annual Meeting and, at their discretion, on any other matters that may properly come before the Meeting. The Board knows of no other proposal that will be presented for consideration at the Meeting.

Any stockholder giving a proxy has the power to revoke the proxy at any time before the proxy is voted. In addition to revocation in any other manner permitted by law, a proxy may be revoked by an instrument in writing executed by the stockholder or by his attorney authorized in writing, or, if the stockholder is a corporation, under its corporate seal or by an officer or attorney thereof duly authorized, and deposited at the offices of our transfer agent, Signature Stock Transfer, Inc., 2632 Coachlight Court, Plano, Texas, 75093, at any time up to and including the last business day preceding the day of the Meeting, or any adjournment thereof, or with the chairman of the Meeting on the day of the Meeting. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.


                        Can I change or revoke my vote?

Yes. You can revoke your vote at any time before the beginning of the Annual Meeting in any one of three ways:

1.  You may sign and mail another proxy card with a later date;
2.  You may vote in person at the Annual Meeting; or
3. You may give notice of revocation to us by writing Michele Ciavarella, Chief Executive Officer, Empire Global Corp., Suite 701 - 130 Adelaide St. W., Toronto, Ontario M5H 2K4.


                               Voting of Shares

Stockholders of record on the June 10, 2016 record date are entitled to one (1) vote for each share of Common Stock held on all matters to be voted upon at the Meeting. You may vote in person or by completing and mailing the enclosed proxy card. All shares entitled to vote and represented by properly executed proxies received before the polls are closed at the Meeting, and not revoked or superseded, will be voted at the Meeting in accordance with the instructions indicated on those proxies. YOUR VOTE IS IMPORTANT.


                              Counting of Votes

All votes will be tabulated by the Inspectors of Election appointed for the Meeting, who will separately tabulate affirmative and negative votes and abstentions. Shares represented by proxies that reflect abstentions as to a particular proposal will be counted as present and entitled to vote for purposes of determining a quorum. An abstention is counted as a vote against that proposal. Shares represented by proxies that reflect a broker "non-vote" will be counted as present and entitled to vote for purposes of determining a quorum.

A broker "non-vote" will be treated as not-voted for purposes of determining approval of a proposal and will not be counted as "for" or "against" that proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary authority or does not have instructions from the beneficial owner.


              What is the difference between holding shares as a
                stockholder of record and as a beneficial owner
                       of shares held in street name?

"Stockholder of record." If your shares are registered directly in your name with our transfer agent, Signature Stock Transfer, Inc., you are considered the stockholder of record with respect to those shares, and the Notice was sent directly to you by the Company.

"Beneficial Owner of Shares Held in Street Name." If your shares are held in an account at a brokerage firm, bank, broker-dealer, or other similar organization, then you are the beneficial owner of the shares held in "street name," and the Notice was forwarded to you by your brokerage firm, bank or other intermediary. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct that organization on how to vote the shares held in your account.


               If I am a stockholder of record of Company shares
                      entitled to vote, how do I vote?

If you are a stockholder of record, you may vote in person at the Annual Meeting. We will give you a ballot when you arrive.

If you do not wish to vote in person or if you will not be attending the Annual Meeting, you may vote by proxy.


            If I am a beneficial owner of shares entitled to vote held in street name, how do I vote?

If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a valid legal proxy from the organization that holds your shares. If you do not wish to vote in person or you will not be attending the Annual Meeting, you may vote by proxy. Follow the instructions provided to you by your broker, bank or other intermediary.


            What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return the proxy card without giving specific instructions then the proxy holders will vote your shares in the manner recommended by our Board on all matters presented in this Proxy Statement and as the proxy holders may vote in their discretion with respect to any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in street name. If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, then the organization that holds your shares cannot vote on "non-routine" matters (such as the election of directors), however, they may generally vote on "routine" matters (such as the ratification of our appointment of our independent registered public accounting firm). If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform our Inspectors of Election that it does not have the authority to vote on this matter with respect your shares and your shares will not be voted. This is generally referred to as a "broker non-vote." When our Inspectors of Election tabulate the votes for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but otherwise will not be counted. We encourage you to provide voting instructions to the organization that holds your shares.


                       What are my choices when voting?

In the election of directors, you may vote for all nominees, or you may vote against one or more nominees. The proposal related to the election of directors is described in this proxy statement under the caption "Proposal 1." For Proposal 2, you may vote for or against, or you may abstain from voting on the proposals. Proposals 3 and 4 are advisory votes only, with the results being non-binding on the Company or its board of directors.


                     What are the Board's recommendations?

The board of directors recommends a vote "For" all of the nominees for director (Proposal 1) and recommends a vote "For" each of Proposals 2, 3, and 4.


    What percentage of the vote is required for a proposal to be approved?

In accordance with the Company's bylaws, each nominee in Proposal 1 must receive a plurality of the votes cast at the Annual Meeting. The board of directors has determined that there shall be 8 directors and has nominated 8 individuals for election as directors. There are no other nominees. Thus, if a quorum is present at the meeting all nominees receiving votes will be elected as directors, regardless of the percentage of the votes cast for each nominee.

Proposal 2 requires a majority of votes cast at the Annual Meeting. Proposals 3 and 4 are non-binding on the Company and its board of directors. Proposals 3 and 4 solicit advice only and, therefore, there is no minimum number of votes required with respect to Proposals 3 and 4.

The total number of votes cast at the meeting includes only those common shares actually voted and does not include "abstentions." While an abstention does count for the purpose of determining whether holders of a majority of the of the total number of outstanding shares are present at the Annual Meeting to conduct business (i.e. a quorum), abstentions do not count for the purpose of determining whether a majority of the votes cast were cast in favor of or against a proposal.

                    Suppose I receive multiple proxy cards?

This means that your shares are held in more than one account. In order to make sure you have voted all of your shares, please make sure you have properly signed, dated and mailed each proxy card you may have received.


                            Solicitation of Proxies

The board of directors is soliciting your vote at the Annual Meeting by distributing this proxy statement to all stockholders entitled to vote. The board will also request brokerage firms, nominees, custodians and fiduciaries to forward proxy materials to all beneficial owners of our common stock. We will bear the entire cost of solicitation of proxies, including preparation, assembly and mailing of this proxy statement, the proxy and any additional information furnished to stockholders. Copies of solicitation materials will be furnished to banks, brokerage houses, depositories, fiduciaries and custodians holding shares of Common Stock in their names that are beneficially owned by others to forward to these beneficial owners. We may reimburse persons representing beneficial owners for their costs of forwarding the solicitation material to the beneficial owners of the Common Stock. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, electronic mail or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. To date, we have not incurred costs in connection with the solicitation of proxies from our stockholders, however, our estimate for total costs is $10,000.


                How will I find out the outcome of the voting?

We will announce preliminary voting results at the meeting. We will publish the final results in a Current Report (Form 8-K) filed with the Securities and Exchange Commission within four business days after the Annual Meeting.


                         Dissenting Stockholder Rights

Dissenting stockholders have no appraisal rights under Delaware law, or under our Articles of Incorporation, or under our bylaws in connection with the matters to be voted on at the Meeting.



        VOTING SECURITIES AND OWNERSHIP OF VOTING SECURITIES BY CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

We have set forth in the following table certain information regarding our Common Stock beneficially owned on June 10, 2016 for: (i) each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock,
(ii) each of our executive officers and directors, and (iii) all executive officers and directors as a group. In general, a person is deemed to be a "beneficial owner" of a security if that person has or shares the power to vote or direct the voting of such security, or the power to dispose or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities of which the person has the right to acquire beneficial ownership within 60 days. As of June 10, 2016, we had 23,376,473 shares of Common Stock outstanding.

                               OWNERSHIP TABLES

(i) The following is a tabular presentation of each stockholder we know to be the beneficial owner of 5% or more of our outstanding Common Stock:

Title of Class   Name and Address of         Amount and Nature of   Percentage
                 Beneficial Owner            Beneficial Ownership   of Class(1)

Common Stock     Gold Street Capital Corp.
                 Georgetown, Grand Cayman        17,796,520             73%

Common Stock     Mississaugas of the
                 New Credit First Nation
                 Hagersville, Ontario             2,669,000             11%


(ii) The following is a tabular presentation of each of our executive officers and directors ownership of Common Stock:

Title of Class   Name Position and Address   Amount and Nature of   Percentage
                 of Officer or Director      Beneficial Ownership    of Class(1)

Common           Michele Ciavarella(2),
                 Chief Executive Officer
                 and Chairman                             0              0%

Common           Alessandro Marcelli,
                 President                        1,000,000            4.1%

Common           Beniamino Gianfelici,
                 Director, VP                        20,000         Less than 1%

Common           Graham Martin,
                 Director, VP                             0              0%



(iii)   Executive Officers and Directors
            as a group                            1,020,000            4.2%

(1) Based on 23,376,473 shares of Common Stock outstanding as of June 10, 2016. Except as otherwise indicated, we believe that the beneficial owners of the Common Stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable, or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.

(2) Michele Ciavarella disclaims any beneficial ownership over the 17,796,520 shares of the Company held by Gold Street Capital Corp., a corporation owned by his wife, Gilda Pia Ciavarella.

                    COMPLIANCE WITH SECTION 16(A) OF THE
                      SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Securities Exchange Act of 1934 (the "Exchange Act") requires our executive officers and directors, and persons who own more than 10% of our common stock, to file reports regarding ownership of, and transactions in, our securities with the Securities and Exchange Commission and to provide us with copies of those filings. Based solely on our review of the copies of such forms received by us, or written representations from certain reporting persons, we believe that during the year ended December 31, 2015, all filing requirements applicable to its officers, directors and greater than 10% percent beneficial owners were complied with.


                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as listed below, we have not been a party to any transaction, proposed transaction, or series of transactions in which the amount involved exceeds $120,000, and in which, to our knowledge, any of our directors, officers, five percent beneficial security holder, or any member of the immediate family of the foregoing persons has had or will have a direct or indirect material interest.

Our CEO has provided financing to the company in the form of demand notes with no fixed or determinable repayment dates. The amounts are recorded as current liabilities with the balance as of December 31, 2015 and March 31, 2016 of $97,561 and $237 respectively.

On February 13, 2015, the Company issued a $150,000 promissory note to Braydon Capital Corp., a company owned by Claudio Ciavarella, the brother of our CEO. The Company subsequently issued 166,400 shares to repay the debt.

On December 15, 2015, the Company issued a promissory note for $186,233 to Braydon Capital Corp. Also, the Company entered into a Securities Purchase Agreement with Braydon Capital Corp. for the purchase of 155,000 common shares for $155,000.

Please refer to our annual report on Form 10-K for the year ended December 31, 2015 enclosed with this proxy statement for a complete overview of related party transactions.


           INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of our directors or executive officers, no nominee for election as a director of our company and no associate of any of the foregoing persons has any substantial interest, direct or indirect, in any matter to be acted upon at the Meeting.


         STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING

The deadline for the Company to receive stockholder proposals for presentation at the annual meeting of stockholders to be held in 2017 is one month prior to the Company printing and mailing out proxy materials for that annual meeting. The Company anticipates that the mail out of proxy materials for next year's annual general meeting of stockholders will occur in June 2017.

Accordingly, to be eligible for inclusion in our 2017 proxy statement, your proposal must be received by us no later than May 1, 2017, and must otherwise comply with Rule 14a-8 under the Exchange Act. Further, if you would like to nominate a director or bring any other business before the stockholders at the 2017 annual meeting, you must notify us in writing and such notice must be delivered to or received by our Chief Executive Officer no later than May 1, 2017. While the Board will consider stockholder proposals, we reserve the right to omit from our 2017 proxy statement stockholder proposals that are not required to be included under the Exchange Act, including Rule 14a-8 of the Exchange Act.


                          Stockholder Communications

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size. Although we do not have such a process, stockholders are encouraged to contact the Company through the contact page on our website at www.emglcorp.com or calling +1-647-229-0136 with any comments or questions.


                       "Householding" of Proxy Material

The Securities and Exchange Commission permits companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, commonly referred to as "householding," potentially means extra conveniences for stockholders and cost savings for companies.

A number of brokers with accountholders who are stockholders of our Company will be "householding" our proxy materials. As indicated in the notice previously provided by these brokers to stockholders, a single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from an affected stockholder. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement, please notify your broker.

Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.


                                 ANNUAL REPORT

Our annual report on Form 10-K for the year ended December 31, 2015 is enclosed with this proxy statement.

                                 Other Business

In addition to the matters to be voted upon by the stockholders of our common stock, we will receive and consider both the Report of the Board to the stockholders, and the audited financial statements of our company for the fiscal year ended December 31, 2015, together with the auditors' report thereon. These matters do not require stockholder approval, and therefore stockholders will not be required to vote upon these matters.

The Board knows of no other business that will be presented for consideration at the Meeting. However, if other matters are properly brought before the Meeting, it is the intention of the persons named in the accompanying proxy to vote the shares represented thereby on such matters in accordance with their best judgment.

If there are insufficient votes to approve any of the proposals contained herein, the Board may adjourn the Meeting to a later date and solicit additional proxies. If a vote is required to approve such adjournment, the proxies will be voted in favor of such adjournment.


By Order of the Board of Directors,

/s/ Michele Ciavarella
----------------------
Michele Ciavarella, B.Sc.
Chairman and Chief Executive Officer
Dated: July 12, 2016
Toronto, Ontario

                                   PROPOSALS
                      PROPOSAL 1 - ELECTION OF DIRECTORS

Our bylaws provide for our Board to consist of at least one director. Each director is elected by a plurality of votes at each annual meeting, continuing in office until the next annual meeting and until such director's successor is elected and has been qualified, or until such director's earlier death, resignation or removal. We currently operate with a Board of 4 (four) directors and will expand our board by 4 additional positions, which includes 2 (two) independent directors.

The nominees for election at the Meeting to fill the positions on the Board are Michele Ciavarella, Alessandro Marcelli, Beniamino Gianfelici, Gabriele Peroni, Luca Pasquini, Franco Salvagni, Quirino Mancini and Graham Martin. If elected, the nominees will serve as directors until the next annual meeting of stockholders, or until their successors are elected and qualified. If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.


                                Vote Required

In accordance with the Company's bylaws, each nominee in Proposal 1 must receive a plurality of the votes cast at the Annual Meeting. The board of directors has determined that there shall be 8 (eight) directors and has nominated 8 (eight) individuals for election as directors. There are no other nominees. Thus, if a quorum is present at the meeting all nominees receiving votes will be elected as directors, regardless of the percentage of the votes cast for each nominee.


                                Recommendation

The Board unanimously recommends a vote "FOR" the nominees: Michele Ciavarella, Alessandro Marcelli, Beniamino Gianfelici, Gabriele Peroni, Luca Pasquini, Franco Salvagni, Graham Martin, and Quirino Mancini.

For further information, please refer to the heading below "Information about Nominees."

1. To elect the Board of Directors. The Board intends to present the following 8 (eight) nominees to serve as directors of our company:

        Mr. Michele Ciavarella
        Mr. Alessandro Marcelli
        Mr. Beniamino Gianfelici
        Mr. Gabriele Peroni
        Mr. Luca Pasquini
        Mr. Franco Salvagni
        Mr. Quirino Mancini
        Mr. Graham Martin


                         Information about Nominees

The following table sets forth the names, positions and ages of our current executive officers and directors. All of our directors serve until the date of annual meeting of stockholders or until their successors are elected and qualified. The Board appoints officers and their terms of office are, except to the extent governed by an employment contract, at the discretion of the Board.

Name                    Position(s) Held                  Date First Elected
                        with the Company         Age      or Appointed

Michele Ciavarella      Chief Executive Officer
                        and Chairman             54       June 6, 2011

Alessandro Marcelli     Director, President      47       February 23, 2015

Beniamino Gianfelici    Director,
                        VP Legal Affairs         63       August 9, 2015

Graham Martin           Director,
                        VP International
                        Development              61       November 20, 2015


                                   Nominees

Mr. Michele Ciavarella has served in various roles and executive capacities since 2004 and has been our Chairman and CEO since June 2011. From 2004 to 2011 Mr. Ciavarella was engaged in senior executive and director roles for a variety of private and publically listed companies as well as business development officer for a successful family business in the commercial retail fixture industry. From 1990 to 2004, Mr. Ciavarella served as a senior executive, financial planner and life insurance underwriter with Dagmar Insurance Services and financial advisor with Manulife Financial and Sun Life Financial. Mr. Ciavarella earned his Bachelor of Science degree from Laurentian University in Sudbury, Ontario.

Mr. Ciavarella has over 25 years of executive, c-level and senior board level experience along with practical and lean business process management skill as well as serving several roles in community involvement and development of youth hockey throughout Canada and United States.

Mr. Alessandro Marcelli has served as our President since August 2014 and was appointed to our board of directors on August 9, 2015. Mr. Marcelli brings 20 years of professional experience in the technology industry having a broad range of applicable cross border experience including a key role as Project Manager of Software with NATO in 1996 working within the Turkish Army. He was employed with Vodafone Group PLC from 1997 through 2010 as manager of the operational and maintenance center for central and south Italy operations.

Mr. Marcelli has extensive experience in communications, team building as well as management skills in fast changing environments. Since 2007, Mr. Marcelli has been the COO and Managing Director of Multigioco and has been instrumental to the development and expansion of the Newgioco/Multigioco operations to over EUR 80 Million in gross annual gaming turnover.

Mr. Beniamino (Benji) Gianfelici is the founder and director Newgioco and has served as our Vice President of Legal Affairs and as a member of the board of directors since August 9, 2015. Prior to establishing Newgioco in 1996 and entering the gaming business, Mr. Gianfelici, formed and managed a highly successful construction enterprise which designed, engineered and constructed a number of prominent buildings in Rome, Italy. Mr. Gianfelici brings over 35 years of experience in gaming operations in Italy along with a wealth of business relationships in a broad range of industries and several key business centers throughout Italy.

Mr. Luca Pasquini, brings 30 years of Information Technology experience has held the key roles of team leader, service manager and project manager in various software and technology development projects. From 2011 to 2013, Mr. Pasquini was IT Manager with GoldBet sportwetten Gmbh where he provided executive oversight of technology adaptation and software development during a period of substantial growth in GoldBet's betting turnover.

In 2013, Mr. Pasquini co-founded a gaming IT service provider where he was instrumental in the planning and creation of a powerful, leading edge sports betting and gaming technology system. Mr. Pasquini was also instrumental in assembling a solid team of gaming specialist software engineers that have developed a comprehensive bookmaker platform and a full suite of gaming products.

Mr. Gabriele Peroni, brings 20 years of experience in the online and land-based gaming business. From 2011 to 2013, Mr. Peroni was the senior sales manager for GoldBet Sportwetten Gmbh in charge of business development throughout Italy. Mr. Peroni was influential in leading the company to doubling betting turnover to over EUR 500 million during his tenure.

In 2013, Mr. Peroni co-founded a gaming IT service provider where he has been instrumental to securing a number of significant B2B contracts producing approximately EUR 12 million in betting turnover per week.

Mr. Franco Salvagni, has 20 years of experience at the retail level in Italian gaming business. In 2013, Mr. Salvagni joined a gaming operator as the Area Manager in charge of developing the land-based distribution of betting shops in Italy. Mr. Salvagni has been a key player in rapidly growing and managing the location portfolio from start-up to over 100 locations during his tenure.

Mr. Quirino Mancini, is one of the leading Italian gaming and gambling lawyers with a specialist practice of more than 15 years. He acts for many Italian and foreign-based online and land-based companies operating in the Italian gaming market. Mr. Mancini is the global head of the gaming and gambling practice at Tonucci & Partners (www.tonucci.com), a top Italian general practice firm with offices in Rome, Milan, Brescia, Padua, Florence, Tirana, Bucharest and Belgrad.

Mr. Mancini is a regular speaker at most European and international gaming conferences and sits in the editorial board of various sector reviews and magazines. Co-founder and editor of www.gaminglaw.eu, a pan-European information and commentary portal focusing on legal and regulatory issues under European and national gaming laws. In addition, he is heavily engaged in the sports & entertainment fields and regularly advises market analysts, banks, investment houses and venture capital funds directly or indirectly involved in the Italian market.

Mr. Mancini is Secretary and fellow member of the Leadership Committee of the International Masters of Gaming Law, a worldwide organisation gathering regulators, lawyers and advisors, in-house counsels and educators engaged in the gaming business.

Mr. Graham Martin serves as our director and VP of International Development He is a third generation retail bookmaker and widely recognized expert in the online gaming industry. Mr. Martin brings over three decades of experience and knowledge to our board and management team. His responsibility is to attract human and financial capital to foster consolidation synergies for Empire in regulated gaming jurisdictions within which he is well versed and respected. Previously, Mr. Martin served as Chairman of Probability Games Corporation and an AIM listed company from August 2006 and in 2011, founded and owned Scotbet

International Limited, the largest Scottish retail bookmaking company and currently serves as a director to gaming specialist firms Cardinal House Group Pty Ltd in Australia and Catalyst Gaming Corporation Limited based in Hong Kong, as well as a number of gaming companies with a presence in European countries, Asia, and North America.


                     Information about Executive Officers

In addition to serving in the role of Chief Executive Officer, Michele Ciavarella also holds the title of Chief Financial Officer. The Company intends to fill this position with an appropriate candidate during the 2016 fiscal year.


                             CORPORATE GOVERNANCE

                             Conduct of Business

All proceedings of the board of directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the Delaware Corporations Law and the By-laws of our company, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

Empire believes it is important to disclose to you a summary of our major corporate governance practices. Some of these practices have been in place since the Company's inception. Others have been adopted as our business has recently developed and in response to legislative and regulatory changes.

We will continue to assess our corporate governance practices and refine them as appropriate due to various circumstances. We will share any future changes with you on an ongoing basis.


        A.  Role of the Board of Directors - Board Leadership Structure

All corporate authority resides in the board of directors as the representative of the stockholders. The board has delegated authority to management to implement the Company's mission of maximizing long-term stockholder value while adhering to the laws of the jurisdictions where we operate and at all times observing the highest ethical standards. With respect to its relationship to management, the board's role is not to manage but to provide independent oversight of management's decisions.

Management's responsibilities include the development and implementation of the Company's strategic plans, utilization of company resources, authorization of spending limits and the authority to hire consultants and employees and terminate their services when deemed appropriate or necessary. The board retains responsibility to recommend candidates to the stockholders for election to the board of directors. The board retains responsibility for selection and evaluation of the chief executive officer, determination of senior management compensation, approval of the annual budget, and assurance of adequate financial and accounting systems, procedures and controls. The board also provides advice and counsel to senior management on a regular basis.

All major decisions are considered by the board as a whole; however, the board has chosen to exercise certain of its responsibilities through committees of the board. Since Empire is a smaller reporting company it does not have any existing standing committees of the board, however, the board will consider establishing such standing committees as resources become available.

Due to the developing nature of our business and classification as a smaller reporting company, the role of chairman of the board and chief executive officer are currently held by the same person, Mr. Michele Ciavarella. The role of the board chairman is to set board agendas, priorities and procedures to facilitate the board in its review and oversight function. The role of the chief executive officer is to establish and implement the Company's strategic direction, subject to board oversight. Mr. Ciavarella has thus far been able to carry out these duties in an effective and dependable manner and has also been a capable steward of our stockholder's interests during the development stage of our new business. Consistent with the Company's view of our board of directors' and management's distinct but mutually supportive roles described above, the Company plans to separate the positions of board chairman and chief executive officer as our business expands and such tasks grow more demanding and as resources become available.


                               Risk Oversight

The board oversees the Company's risk management process through regular discussions about the Company's credit, liquidity, operational, compliance and similar risks with senior management both during and outside of regularly scheduled board meetings. In addition, our executive management administers such oversight function with respect to risks relating to the Company's accounting and financial controls.


                         Annual Meeting Attendance

It is the Company's policy that all directors attend the annual stockholders meeting. All persons who were directors on the date of last year's annual stockholders meeting attended such meeting either in person or by telephonic conference.


                    B.  Operation of the Board of Directors

The Board of Directors, either in person or by telephonic conference as permitted by the Company's Bylaws, took official action 12 times during the period from January 1, 2015 through December 31, 2015.


                             Director Independence

The Company is currently lead by 4 directors, consisting of Michele Ciavarella, Alessandro Marcelli, Beniamino Gianfelici, and Graham Martin. Quotations for our common stock are entered on the Over-the-Counter inter-dealer quotation system (OTCQB), which does not have director independence requirements. For the purpose of determining director independence, the Company applies the definitions set out in NASDAQ Rule 4200(a)(15). Under NASDAQ Rule 4200 (a)(15), a director is not considered to be independent if he or she is also an executive officer or employee of the corporation. Therefore, the Company does not currently maintain an independent director.

Despite the Company's common stock not being listed, the board has determined that it shall voluntarily adopt and implement the NASD's "listed company rules" regulating the composition and operation of the board and its committees as in effect from time to time.

Under NASD's rules applicable to listed companies, a majority of the board must be independent except in the case of smaller reporting companies. This requirement means that a majority of the Company's board must be composed of persons who are not executive officers or employees of the Company or who have a relationship with the Company which, in the board's opinion, would interfere with the exercise of independent judgment in carrying out his responsibilities as a director. In addition, a director cannot be considered independent if he is compensated by the Company for any reason other than for service rendered as a member of the board and/or its committees. Although the board will not be composed of a majority of independent directors, it will consist of at least 2 independent directors until the next annual meeting of stockholders.

Based upon these independence standards and all of the relevant facts and circumstances, the board has affirmatively determined that the nominees, Mr. Quirino Mancini and Mr. Graham Martin (constituting 2 members of the 8-person board) are independent. In making this determination, the board noted that neither of these directors will be executive officers or employees of the Company.

In making its determination with respect to Mr. Mancini, the board considered that while the Company has a retainer agreement with Tonucci and Company, the law firm with which Mr. Mancini is employed, the agreement does not impair Mr. Mancini's independence since the amount paid under the agreement in any one year since its inception (and since a prior agreement's inception) did not exceed the greater of $200,000 or 5% of such company's gross revenues during such period.


                      Code of Ethics / Committee Charters

The board has adopted, implemented and published on the Company's website (www.emglcorp.com) the Company's code of business conduct which applies to all members of the Board, all executive and financial officers and all employees and consultants of the Company, its divisions and its subsidiaries. The code mandates that all Company personnel observe the highest standards of business and personal conduct in the performance of their duties and responsibilities, especially in dealing with other Company personnel, our stockholders, the general public, the business community, customers, suppliers, and governmental authorities. It addresses conflicts of interest, corporate opportunities, confidentiality, fair dealing, protection and proper use of corporate assets, compliance with laws, rules and regulations and requires the reporting of any illegal or unethical behavior.

We require our employees, our officers and directors to talk to supervisors, managers or other appropriate personnel to report and discuss any known or suspected unethical, illegal or criminal activity involving the Company and/or its employees. We have established a process which allows employees, officers and directors to anonymously report any known or suspected violation of policies and rules set forth in the code of business conduct.

Waivers or amendments of the code's provisions are generally not permitted, however, they may be granted only by the board of directors, and if granted, will be disclosed promptly by the Company by posting the waiver or amendment on the Company's website and by filing a current report (Form 8-K) with the Securities and Exchange Commission. There were no waivers and/or amendments of the code during 2015.

The board has also adopted, implemented and posted on the Company's website the Company's audit committee, improper payment, disclosure, business practices and money laundering charters and guidelines. The guidelines mandate that the Company's results of operations and financial position must be recorded in accordance with the requirements of law and generally accepted accounting principles and that all books, records and accounts must be maintained in reasonable detail so that they accurately and fairly reflect the business transactions and disposition of assets of the Company. The additional guidelines were adopted in order to provide a structured environment for employees or related stakeholders in order to achieve a consistent financial and ethical integrity standard within the Company.

The board adopted an Audit Committee charter delineating the composition and the responsibilities of the Audit Committee which became effective on January 1, 2006. The charter was revised by the board effective September 4, 2015. The charter is available on the Company's website.


    Policy / Procedure for Review / Approval of Related Party Transactions

Business transactions between the Company and its officers or directors, including companies in which a director or officer (or an immediate family member) has a substantial ownership interest or a company where such director or officer (or an immediate family member) serves as an executive officer ("related party transactions") are not prohibited. In fact, certain related party transactions can be beneficial to the Company and to its stockholders.

It is important, however, to ensure that any related party transactions are beneficial to the Company. Accordingly, any related party transaction, regardless of amount, is submitted to the board of directors in advance for review and approval upon the advice of counsel, which may be outside legal counsel. All existing related party transactions are reviewed when occurred and at least annually by the board of directors.

No related party transaction may be approved by the board of directors, or any Committee of the board of directors should any one be established, if such transaction, regardless of its benefit to the Company, would violate the Company's written code of business conduct and /or its written financial integrity and compliance program.

Any director or officer with an interest in a related party transaction is expected to remove himself from considering the matter and abstain from voting upon it. In all cases, a director or officer with an interest in a related party transaction may not attempt to influence Company personnel in making any decision with respect to the transaction.


                  Executive Sessions of Independent Directors

The Company currently does not maintain any independent directors, therefore were no executive sessions of independent directors for the year ended December 31, 2015.


                        C.  Committees of the Board

The Company currently does not maintain any committees of the board.

                        Audit Committee Financial Expert

The Company does not currently maintain an audit committee or an audit committee financial expert (as defined in Item 407 of Regulation S-K) serving on its Board of Directors. All current Board of Directors members lack sufficient financial expertise for overseeing financial reporting responsibilities. The Company has not yet employed an audit committee financial expert on its Board due to the inability to attract such a person.

Although we are not legally required to have an audit committee, the Company intends to establish an audit committee of the board of directors, which will consist of independent directors. The audit committee's duties will be to recommend to the Company's board of directors the engagement of an independent registered public accounting firm to audit the Company's financial statements and to review the Company's accounting and auditing principles. The audit committee will review the scope, timing and fees for the annual audit and the results of audit examinations performed by the internal auditors and independent registered public accounting firm, including their recommendations to improve the system of accounting and internal controls. The audit committee will at all times be composed exclusively of directors who are, in the opinion of the Company's board of directors, free from any relationship which would interfere with the exercise of independent judgment as a committee member and who possess an understanding of financial statements and generally accepted accounting principles.



                                Other Committees

We currently do not have nominating or compensation committees, or committees performing similar functions. We will create one or more of these committees at such time as the Board determines it would not be overly costly or burdensome to do so, and is warranted given our then stage of development.


                              Family Relationships

Beniamino Gianfelici is the founder of Newgioco Srl and Multigioco Srl and is the father in law of Alessandro Marcelli.


                    Involvement in Certain Legal Proceedings

Our directors, executive officers and control persons, as well as the nominees for directors discussed herein, have not been involved in any of the following events during the past five years:

1. No bankruptcy petition has been filed by or against any business of which any director was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time.

2. No current director has been convicted in a criminal proceeding and is not subject to a pending criminal proceeding (excluding traffic violations and other minor offences).

3. No current director has been subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities.

4. No director has been found by a court of competent jurisdiction (in a civil action), the Securities Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, that has not been reversed, suspended, or vacated.


                        D.  Stockholder Communications

We do not currently have a process that provides for stockholders to send communications, including recommendations and nominations, to the Board. The Board does not believe that it is necessary to have such a policy because current management is capable of responding to any questions or concerns of stockholders. In addition, we believe that the creation and implementation of such a policy would be overly costly and burdensome and is not warranted in our circumstances given our current size.

                             Executive Compensation

The following table sets out particulars of compensation paid to our principal executive officers.

(all amounts in US Dollars)


Name and                                                       Stock     All Other         Total
principal                   Salary   Bonus   Award(s)   Compensation  Compensation  Compensation
position              Year      ($)     ($)       ($)            ($)           ($)           ($)
-------------------   ----  -------  ------   -------   -------------  ------------  ------------

Michele Ciavarella
CEO, CFO, Chairman    2015  120,000       0         0               0             0       120,000
                      2014   90,000       0         0               0             0        90,000

Alessandro Marcelli
Director, President   2015   60,480       0         0               0             0        60,480
                      2014   42,900       0         0               0             0        42,900

Beniamino Gianfelici
Director,
VP Legal Affairs      2015        0       0         0               0             0             0

Graham Martin,
Director,
VP International
Development           2015        0       0         0               0             0             0


                    E.  Discussion of Director Compensation

As of December 31, 2015, we did not have any outstanding equity awards.


                            F.  Compensation Plans

As of December 31, 2015, we did not have any compensation plans in place. However, we may issue stock options to our directors, officers and employees in the future, upon adoption of an equity incentive plan.


                           Long-Term Incentive Plans

There are no current arrangements or plans in which we provide pension, retirement or similar benefits for directors or executive officers, except that our directors and executive officers may receive stock options at the discretion of our Board. We do not have any material bonus or profit sharing plans pursuant to which cash or non-cash compensation is or may be paid to our directors or executive officers, except that stock options may be granted at the discretion of our Board.

We have no plans or arrangements in respect of remuneration received or that may be received by our executive officers to compensate such officers in the event of termination of employment (as a result of resignation, retirement, change of control) or a change of responsibilities following a change of control, where the value of such compensation exceeds $60,000 per executive officer.


                            Employment Contracts

We have not entered into any employment agreements or compensation arrangements with any of our named executive officers.


                        G.  Compensation of Directors

We have no formal plan for compensating our directors for their service in their capacity as directors, although such directors are expected in the future to receive stock options to purchase common stock as awarded by our board of directors or (as to future stock options) a compensation committee which may be established. Directors are entitled to reimbursement for reasonable travel and other out-of-pocket expenses incurred in connection with attendance at meetings of our board of directors. Our board of directors may award special remuneration to any director undertaking any special services on our behalf other than services ordinarily required of a director. No director received and/or accrued any compensation for their services as a director, including committee participation and/or special assignments.


                        H.  Indebtedness of Management

None of our directors, officers or employees, or any of our former directors, officers and employees, and none of the proposed nominees for election, or any of the associates of any such persons is or has been indebted to our company or its subsidiaries at any time since the beginning of our last completed financial year and no indebtedness is outstanding as at the date of this proxy statement.

            PROPOSAL 2 - APPROVAL OF THE 2016 EQUITY INCENTIVE PLAN

                                Introduction

On July 1, 2016, the Board adopted, subject to the receipt of stockholder approval, the 2016 Equity Incentive Plan (the "2016 Plan") providing for the issuance of up to 3,000,000 million shares of our common stock. The purpose of the Plan is to assist the Company in attracting and retaining key employees, directors and consultants and to provide incentives to such individuals to align their interests with those of our stockholders.

At the Annual Meeting, you will be asked to approve the adoption of the 2016 Plan in the form attached hereto as Annex A. A total of 3,000,000 shares of common stock have been reserved for issuance under the 2016 Plan. The 2016 Plan will only become effective upon our receipt of stockholder approval of this Proposal No. 2.


                     General Description of the 2016 Plan

The following is a summary of the material provisions of the 2016 Plan and is qualified in its entirety by reference to the complete text of the 2016 Plan.


                               Administration

The 2016 Plan is administered by a committee of the Board. Among other things, the committee of the board has complete discretion, subject to the express limits of the 2016 Plan, to determine the directors, officers, employees and nonemployee consultants to be granted an award, the type of award to be granted the terms and conditions of the award, the form of payment to be made and/or the number of shares of common stock subject to each award, the exercise price of each option and base price of each stock appreciation right ("SAR"), the term of each award, the vesting schedule for an award, whether to accelerate vesting, the value of the common stock underlying the award, and the required withholding, if any. The committee of the board may amend, modify or terminate any outstanding award, provided that the participant's consent to such action is required if the action would impair the participant's rights or entitlements with respect to that award. The committee of the board is also authorized to construe the award agreements, and may prescribe rules relating to the 2016 Plan. Notwithstanding the foregoing, the committee of the board does not have any authority to grant or modify an award under the 2016 Plan with terms or conditions that would cause the grant, vesting or exercise thereof to be considered nonqualified "deferred compensation" subject to Code Section 409A.


                        MATERIAL TERMS AND CONDITIONS

                Grant of Awards; Shares Available for Awards

The 2016 Plan provides for the grant of stock options, SARs, performance share awards, performance unit awards, distribution equivalent right awards, restricted stock awards, restricted stock unit awards and unrestricted stock awards to non-employee directors, officers, employees and nonemployee consultants of the Company or its affiliates. We have reserved a total of 3,000,000 million shares of common stock for issuance as or under awards to be made under the 2016 Plan. If any award expires, is cancelled, or terminates unexercised or is forfeited, the number of shares subject thereto is again available for grant under the 2016 Plan.

Currently, there are no employees who would be entitled to receive stock options and/or shares of restricted stock under the 2016 Plan. Future new hires and additional non-employee directors and/or consultants would be eligible to participate in the 2016 Plan.


                                Stock Options

The 2016 Plan provides for either "incentive stock options" ("ISOs"), which are intended to meet the requirements for special federal income tax treatment under the Code, or "nonqualified stock options" ("NQSOs"); provided, however, that ISOs may only be issued if our stockholders approve the 2016 Plan at the annual meeting. Stock options may be granted on such terms and conditions as the committee of the board may determine; provided, however, that the per share exercise price under a stock option may not be less than the fair market value of a share of the Company's common stock on the date of grant and the term of the stock option may not exceed 10 years (110% of such value and five years in the case of an ISO granted to an employee who owns (or is deemed to own) more than 10% of the total combined voting power of all classes of capital stock of our company or a parent or subsidiary of our company). ISOs may only be granted to employees. In addition, the aggregate fair market value of our common stock covered by one or more ISOs (determined at the time of grant) which are exercisable for the first time by an employee during any calendar year may not exceed $100,000. Any excess is treated as a NQSO.


                         Stock Appreciation Rights

A SAR entitles the participant, upon exercise, to receive an amount, in cash or stock or a combination thereof, equal to the increase in the fair market value of the underlying common stock between the date of grant and the date of exercise. SARs may be granted in tandem with, or independently of, stock options granted under the 2016 Plan. A SAR granted in tandem with a stock option (i) is exercisable only at such times, and to the extent, that the related stock option is exercisable in accordance with the procedure for exercise of the related stock option; (ii) terminates upon termination or exercise of the related stock option (likewise, the common stock option granted in tandem with a SAR terminates upon exercise of the SAR); (iii) is transferable only with the related stock option; and (iv) if the related stock option is an ISO, may be exercised only when the value of the stock subject to the stock option exceeds the exercise price of the stock option. A SAR that is not granted in tandem with a stock option is exercisable at such times as the committee of the board may specify.


               Performance Shares and Performance Unit Awards

Performance share and performance unit awards entitle the participant to receive cash or shares of our common stock upon the attainment of specified performance goals. In the case of performance units, the right to acquire the units is denominated in cash values.


            Restricted Stock Awards and Restricted Stock Unit Awards

A restricted stock award is a grant or sale of common stock to the participant, subject to our right to repurchase all or part of the shares at their purchase price (or to require forfeiture of such shares if issued to the participant at no cost) in the event that conditions specified by the committee of the board in the award are not satisfied prior to the end of the time period during which the shares subject to the award may be repurchased by or forfeited to us. Our restricted stock unit entitles the participant to receive a cash payment equal to the fair market value of a share of common stock for each restricted stock unit subject to such restricted stock unit award, if the participant satisfies the applicable vesting requirement.


                           Unrestricted Stock Awards

An unrestricted stock award is a grant or sale of shares of our common stock to the participant that is not subject to transfer, forfeiture or other restrictions, in consideration for past services rendered to the Company or an affiliate or for other valid consideration.


                           Amendment and Termination

The committee of the board may adopt, amend and rescind rules relating to the administration of the 2016 Plan, and amend, suspend or terminate the 2016 Plan, but no such amendment or termination will be made that materially and adversely impairs the rights of any participant with respect to any award received thereby under the 2016 Plan without the participant's consent, other than amendments that are necessary to permit the granting of awards in compliance with applicable laws. We have attempted to structure the 2016 Plan so that remuneration attributable to stock options and other awards will not be subject to the deduction limitation contained in Code Section 162(m).


            Certain Federal Income Tax Consequences of the 2016 Plan

 The following is a general summary of the federal income tax consequences under current U.S. tax law to the Company and to participants in the 2016 Plan who are individual citizens or residents of the United States for federal income tax purposes ("U.S. Participants") of stock options, stock appreciation rights, restricted stock, performance shares, performance units, restricted stock units, distribution equivalent rights and unrestricted stock. It does not purport to cover all of the special rules including special rules relating to limitations on the ability of the Company to deduct the amounts for federal income tax purposes of certain compensation, special rules relating to deferred compensation, golden parachutes, participants subject to Section 16(b) of the Exchange Act or the exercise of a stock option with previously-acquired shares of the Company's common stock. For purposes of this summary it is assumed that U.S. Participants will hold their shares of the Company's common stock received under the 2016 Plan as capital assets within the meaning of Section 1221 of the Code. In addition, this summary does not address the non-U.S. state or local income or other tax consequences, or any U.S. federal non-income tax consequences, inherent in the acquisition, ownership, vesting, exercise, termination or disposition of an award under the 2016 Plan, or shares of the Company's common stock issued pursuant thereto. All participants are urged to consult with their own tax advisors concerning the tax consequences to them of an award under the 2016 Plan or shares of the Company's common stock issued thereto pursuant to the 2016 Plan.

A U.S. Participant does not recognize taxable income upon the grant of a NQSO or an ISO. Upon the exercise of a NQSO, the U.S. Participant recognizes ordinary income in an amount equal to the excess, if any, of the fair market value of the shares acquired on the date of exercise over the exercise price paid therefor under the NQSO, and the Company will generally be entitled to a deduction for such amount at that time. If the U.S. Participant later sells shares acquired pursuant to the exercise of a NQSO, the U.S. Participant recognizes long-term or short-term capital gain or loss, depending on the period for which the shares were held. Long-term capital gain is generally subject to more favorable tax treatment than ordinary income or short-term capital gain. Upon the exercise of an ISO, the U.S. Participant does not recognize taxable income. If the U.S. Participant disposes of the shares acquired pursuant to the exercise of an ISO more than two years after the date of grant and more than one year after the transfer of the shares to the U.S. Participant, the U.S. Participant recognizes long-term capital gain or loss and the Company will not be entitled to a deduction. However, if the U.S. Participant disposes of such shares prior to the end of the required holding period, all or a portion of the gain is treated as ordinary income and the Company is generally entitled to deduct such amount. In addition to the tax consequences described above, a U.S. Participant may be subject to the alternative minimum tax, which is payable to the extent it exceeds the U.S. Participant's regular tax. For this purpose, upon the exercise of an ISO, the excess of the fair market value of the shares over the exercise price paid therefor under the ISO is a preference item for alternative minimum taxable income determination purposes. In addition, the U.S. Participant's basis in such shares is increased by such excess for purposes of computing the gain or loss on the disposition of the shares for alternative minimum tax purposes.

A U.S. Participant does not recognize taxable income upon the grant of an SAR. The U.S. Participant has ordinary compensation income upon exercise of the SAR equal to the increase in the value of the underlying shares, and the Company will generally be entitled to a deduction for such amount.

A U.S. Participant does not recognize taxable income upon the receipt of a performance share award until the shares are received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the excess, if any, of the fair market value of the shares over any amount thereby paid for the shares, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant does not recognize taxable income upon the receipt of a performance unit award, restricted stock unit award or dividend equivalent right award until a cash payment is received. At such time, the U.S. Participant recognizes ordinary compensation income equal to the amount of cash received, and the Company will generally be entitled to deduct such amount at such time.

A U.S. Participant who receives a grant of restricted stock generally recognizes ordinary compensation income equal to the excess, if any, of the fair market value of such shares of stock at the time the restriction lapses over any amount paid timely for the shares. Alternatively, the U.S. Participant may elect to be taxed on the fair market value of such shares at the time of grant. The Company thereby will generally be entitled to a deduction at the same time and in the same amount as the income required to be included by the U.S. Participant.

A U.S. Participant recognizes ordinary compensation income upon receipt of the shares under an unrestricted stock award equal to the excess, if any, of the fair market value of the shares over any amount paid thereby for the shares, and the Company will generally be entitled to deduct such amount at such time.


                                Vote Required

In accordance with the Company's bylaws, majority of votes cast at the Annual Meeting is required in order to pass Proposal 2.

                        Recommendation of the Board

Our Board of Directors unanimously recommends that you vote "FOR" the 2016 Equity Incentive Plan Proposal.

           PROPOSAL 3 - ADVISORY RESOLUTION ON EXECUTIVE COMPENSATION

                                Introduction

As of December 31, 2015, we did not have any compensation plans in place and have not entered into any employment agreements or compensation arrangements with any of our named executive officers. However, the Company is considering engaging each of its executive officers under independent contractor agreements during the 2016 fiscal year and we may also issue stock options to our directors, officers and employees in the future, upon adoption of an equity incentive plan.

Effective July 1, 2006, the Company entered into an independent contractor agreement with Gold Street Capital Corp. through which our existing Chief Executive Officer, Mr. Ciavarella, has billed for his services to the Company up to date. In connection with this agreement, Mr. Ciavarella billed $120,000 for the year ended December 31, 2015 and was reimbursed for out of pocket expenses paid on behalf of the Company during the business development period.

Beginning with the 2016 fiscal year, the Company intends to standardise executive officer compensation agreements commensurate with operational performance.


                        Rationale and Scope of Proposal

In recent years, good corporate governance commentators and advisors have advocated and increasingly governmental regulatory authorities, including the Securities and Exchange Commission, are mandating that public companies, such as Empire, initiate procedures to ensure that our stockholders have input on our named executive officer compensation programs (the "say on pay" movement). Basically, our named executive officer compensation policies and programs are designed to attract, motivate, and retain the key executives who are responsible to drive our success and enhance stockholder value. Pay that reflects performance and alignment of that pay with the interests of long-term stockholders are key principles that underlie our executive officer compensation program design.

Our board of directors values and encourages constructive dialogue on executive compensation and other important governance topics with our stockholders, to whom it is ultimately accountable. Beginning with the 2016 annual meeting, the Company's stockholders are being asked to approve the board's proposal to seek stockholder advice on executive compensation on an annual basis, consistent with the board's view that such an annual procedure is the most effective means to obtain current information on investor sentiment about our executive compensation philosophy, policies, and procedures.

Although Proposal 3 is advisory-only and is non-binding on the Company and the board of directors, our board and all relevant board committees will review the voting results. To the extent there is any significant negative say-on-pay advice, we would initiate procedures to better understand the concerns that influenced the advice. The board and related committees would consider constructive feedback obtained through this process in making future decisions about its named executive officer compensation.

Accordingly, the board of directors proposes that you indicate your support for Empire's executive officer compensation described above and the compensation philosophy, policies, and procedures underlying such compensation for the 2016 calendar year as described in this Proxy Statement.

                      Vote Required - Indication of Support

This Proposal is non-binding on the Company and our board of directors. Marking the Proxy Card "For" indicates support; marking the Proxy Card "Against" indicates lack of support. You may abstain by marking the "Abstain" box on the Proxy Card.


                       Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders support the named executive officer compensation programs in effect for the 2016 calendar year by marking "For" on the Proxy Card.

            PROPOSAL 4 - RATIFICATION OF APPOINTMENT OF INDEPENDENT
                      REGISTERED PUBLIC ACCOUNTING FIRM

On May 15, 2006, Paritz and Company, PA was first engaged as our principal accountant to audit our financial statements and has served as such to date.

The Board also selected Paritz and Company, PA as our independent auditors for the fiscal year ended December 31, 2016, and has further directed that management submit the appointment of independent auditors for ratification by the stockholders at the Meeting.

Stockholder ratification of the appointment of Paritz and Company, PA as our independent auditors is not required by our bylaws or otherwise. However, the Board is submitting the selection of Paritz and Company, PA to the stockholders for ratification as a matter of corporate practice. If the stockholders fail to ratify the selection, the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Board in its discretion may direct the appointment of a different independent accounting firm at any time during the year if the Board determines that such a change would be in the best interests of our company and its stockholders.

The Board has considered the nature and amount of fees billed by Paritz and Company, PA and believes that the provision of services for activities unrelated to the audit is compatible with maintaining the principal accountant's independence.

Representatives of Paritz and Company, PA are not expected to be present at the Meeting and will not have the opportunity to make a statement or respond to questions at the Meeting.

For further information, please refer to the heading below "Independent Public Accountants."


                                  Audit Fees

                                     Fees

Audit Fees. This category includes the fees for the audit of our consolidated financial statements and the quarterly reviews of interim financial statements. This category also includes advice on audit and accounting matters that arose during or as a result of the audit or the review of interim financial statements and services in connection with Securities and Exchange Commission filings.

Audit-Related Fees. This category includes assurance and related services that are reasonably related to the performance of the audit or review of the financial statements that are not reported under Audit Fees, and describes the nature of the services comprising the fees disclosed under this category.

Tax Fees. This category includes the fees for professional services rendered for tax compliance, tax advice and tax planning, and describes the nature of the services comprising the fees disclosed under this category.

All Other Fees. This category includes products and services provided by the principal accountant, other than the services reported under Audit Fees, Audit-Related Fees or Tax Fees.

Our current and former independent public accountants provided audit and other services during the fiscal years ended December 31, 2015 and 2014 as follows:

                                                      Fiscal
                                             2015               2014

Audit Fees                                 $92,860            $35,000
Audit-Related Fees                             0                  0
Tax Fees                                       0                  0
All Other Fees                                 0                  0

Total Fees                                 $92,860            $35,000


We do not use Paritz and Company, PA for financial information system design and implementation. These services, which include designing or implementing a system that aggregates source data underlying the financial statements or generates information that is significant to our financial statements, are provided internally or by other service providers. We do not engage Paritz and Company, PA to provide compliance outsourcing services.


                    Pre-Approval Policies and Procedures

Effective May 6, 2003, the Securities and Exchange Commission adopted rules that require that before Paritz and Company, PA is engaged by us to render any auditing or permitted non-audit related service, the engagement be:

-   approved by our audit committee (which consists of our entire Board); or
- entered into pursuant to pre-approval policies and procedures established by the Board, provided the policies and procedures are detailed as to the particular service, the Board is informed of each service, and such policies and procedures do not include delegation of the Board' responsibilities to management.

The Board pre-approves all services provided by our independent auditors. All of the above services and fees were reviewed and approved by the Board either before or after the respective services were rendered.

                                Vote Required

This Proposal is non-binding on the Company and our board of directors. Marking the Proxy Card "For" indicates support; marking the Proxy Card "Against" indicates lack of support. You may abstain by marking the "Abstain" box on the Proxy Card.


                        Recommendation of the Board

The Board of Directors unanimously recommends that the stockholders ratify the appointment of Paritz and Company, PA as the Company's independent registered public accounting firm for the 2016 fiscal year.

                      ANNEX A - EQUITY INCENTIVE PLAN
                         2016 EQUITY INCENTIVE PLAN
                            EMPIRE GLOBAL CORP.

                             TABLE OF CONTENTS
                           Equity Incentive Plan
                                                                        Page No.
1.  PURPOSE OF THE PLAN.                                                      32
2.  DEFINITIONS.                                                              32
3.  SHARES SUBJECT TO THE PLAN.                                               39
4.  ADMINISTRATION.                                                           40
5.  ELIGIBILITY.                                                              42
6.  OPTIONS.                                                                  42
7.  RESTRICTED STOCK AWARDS.                                                  45
8.  RESTRICTED STOCK UNITS.                                                   46
9.  STOCK APPRECIATION RIGHTS.                                                47
10. PERFORMANCE AWARDS.                                                       48
11. STOCK BONUS AWARDS.                                                       48
12. PAYMENT FOR SHARE PURCHASES.                                              49
13. GRANTS TO OUTSIDE DIRECTORS.                                              49
14. WITHHOLDING TAXES.                                                        50
15. TRANSFERABILITY.                                                          50
16. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.                    51
17. CERTIFICATES.                                                             51
18. ESCROW; PLEDGE OF SHARES.                                                 51
19. REPRICING; EXCHANGE AND BUYOUT OF AWARDS.                                 52
20. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.                           52
21. CHANGE IN CONTROL.                                                        52
22. ADOPTION AND STOCKHOLDER APPROVAL.                                        53
23. TERM OF PLAN/GOVERNING LAW.                                               53
24. AMENDMENT OR TERMINATION OF PLAN.                                         53
25. NON-EXCLUSIVITY OF THE PLAN.                                              53
26. NO EFFECT ON EMPLOYMENT.                                                  54
27. INSIDER TRADING POLICY.                                                   54

NOTICE OF GRANT OF RESTRICTED STOCK UNITS                                     55
EXHIBIT A - Terms and Conditions of the Restricted Stock Units                57
NOTICE OF GRANT OF STOCK OPTION                                               72
EXHIBIT B - Terms and Conditions of Stock Option Grant                        73
EXHIBIT C - Exercise Notice                                                   79

                             EMPIRE GLOBAL CORP.
                          2016 Equity Incentive Plan

1. PURPOSE OF THE PLAN. The purposes of the Empire Global Corp. 2016 Equity Incentive Plan (this "Plan") is to provide incentives to attract, retain and motivate best available personnel for positions of substantial responsibility, provide additional incentive to Employees, Directors and Consultants, and promote the success of the Company's business and further align the interests of the Company with those of its stockholders. Capitalized terms not defined elsewhere in the text are defined in Section 2.

2. DEFINITIONS. As used in this Plan, and except as elsewhere defined herein, the following terms will have the following meanings:

    (a) "Administrator" means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

    (b) "Affiliate" means any entity that, directly or indirectly, controls, is controlled by, or is under common control with, the Company.

    (c) "Applicable Laws" means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

    (d) "Award" means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units, Performance Shares, Substitute Awards or other stock or cash awards as the Administrator may determine.

    (e) "Award Agreement" means, with respect to each Award, the written or electronic agreement between the Company and the Participant setting forth the terms and conditions of the Award, which shall be in substantially a form (which need not be the same for each Participant) that the Administrator has from time to time approved, and will comply with and be subject to the terms and conditions of this Plan.

    (f) "Award Transfer Program" means any program instituted by the Administrator which would permit Participants the opportunity to transfer any outstanding Awards to a financial institution or other person or entity approved by the Administrator.

    (g) "Board" means the Board of Directors of the Company.

    (h) "Cause" means (i) Participant's willful failure substantially to perform his or her duties and responsibilities to the Company or deliberate violation of a Company policy; (ii) Participant's commission of any act of fraud, embezzlement, dishonesty or any other willful misconduct that has caused or is reasonably expected to result in material injury to the Company; (iii) unauthorized use or disclosure by Participant of any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (iv) Participant's willful breach of any of his or her obligations under any written agreement or covenant with the Company. The determination as to whether a Participant is being terminated for Cause shall be made in good faith by the Company and shall be final and binding on the Participant. The foregoing definition does not in any way limit the Company's ability to terminate a Participant's employment or consulting relationship at any time as provided in Section 6.6 and Section 26, and the term "Company" will be interpreted to include any Subsidiary or Parent, as appropriate.

    (i) "Change in Control" means the occurrence of any of the following events:

        (i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group ("Person"), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

        (ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control;

        (iii) The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation that would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving or resulting entity) 35% or more of the combined voting power of the surviving or resulting entity outstanding immediately after such merger or consolidation; or

        (iv) A change in the ownership of a substantial portion of the Company's assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iv), the following will not constitute a change in the ownership of a substantial portion of the Company's assets: (A) a transfer to an entity that is controlled by the Company's stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company's stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iv)(B)(3). For purposes of this subsection (iv), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

            For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

            Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

            Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company's incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company's securities immediately before such transaction.


    (j) "Code" the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

    (k) "Committee" means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

    (l) "Common Stock" means the common stock of the Company.

    (m) "Company" means EMPIRE GLOBAL CORP., a Delaware corporation, or any successor thereto.

    (n) "Consultant" means any natural person, including an advisor or independent contractor, engaged by the Company or a Parent, Subsidiary or Affiliate to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company's securities in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act..

    (o) "Director" means a member of the Board.

    (p) "Disability" means in the case of incentive stock options, total and permanent disability as defined in Section 22(e)(3) of the Code and in the case of other Awards, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or can be expected to last for a continuous period of not less than 12 months.

    (q) "Employee" means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director's fee by the Company will be sufficient to constitute "employment" by the Company.

    (r) "Exchange Act" means the United States Securities Exchange Act of 1934, as amended.

    (s) "Exchange Program" means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced (or combination thereof).

    (t) "Exercise Price" means, with respect to an Option, the price at which a holder may purchase the Shares issuable upon exercise of an Option and with respect to a SAR, the price at which the SAR is granted to the holder thereof.

    (u) "Fair Market Value" means, as of any date, the value of a share of the Company's Common Stock determined as follows:

        (i) If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange ("NYSE"), the NYSE-MKT, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of
            The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

        (ii) If the Common Stock is not listed on a national securities exchange, then the closing price if reported or the average bid and asked price for the Company's shares as published on the OTCQB or the OTCQX operated by OTC MARKETS;

        (iii) If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or

        (iv) In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.
    (v) "Incentive Stock Option" means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning
		of Section 422 of the Code.

    (w) "Insider" means an officer or director of the Company or any other person whose transactions in the Company's Common Stock are subject to
        Section 16 of the Exchange Act.

    (x) "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

    (y) "Option" means an award of an option to purchase Shares pursuant to
        Section 6.

    (z) "Outside Director" means a Director who is not an Employee of the Company or a Subsidiary.

    (aa) "Parent" means any "parent corporation," whether now or hereafter existing, as defined in Section 424(e) of the Code (other than the Company) in an unbroken chain of corporations ending with the Company if each of such corporations other than the Company owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (bb)    "Participant" means a person who holds an Award under this Plan.

    (cc) "Performance Award" means cash or stock granted pursuant to Section 10 or Section 13 of the Plan.

    (dd) "Performance Goals" means any of objective criteria within the meaning of Code Section 162(m) selected by the Administrator and specified in an Award Agreement, to determine whether the performance goals established by the Administrator with respect to applicable Awards have been satisfied including cash flow; cash flow from operations; total earnings; earnings per share, diluted or basic; earnings per share from continuing operations, diluted or basic; earnings before interest and taxes; earnings before interest, taxes, depreciation, and amortization; earnings from operations; net asset turnover; inventory turnover; capital expenditures; net earnings; operating earnings; gross or operating margin; profit margin, debt; working capital; return on equity; return on net assets; return on total assets; return on capital; return on investment; return on sales; net or gross sales; market share; economic value added; cost of capital; change in assets; expense reduction levels; debt reduction; productivity; new product introductions; delivery performance; safety record; stock price; total stockholder return. Any Performance Goals may be used to measure the performance of the Company as a whole or, except with respect to stockholder return metrics, to a region, business unit, affiliate or business segment, and may be measured either on an absolute basis, a per share basis or relative to a pre-established target, to a previous period's results or to a designated comparison group, and, with respect to financial metrics, which may be determined in accordance with United States Generally Accepted Accounting Principles ("GAAP"), in accordance with accounting principles established by the International Accounting Standards Board ("IASB Principles") or which may be adjusted when established to either exclude any items otherwise includable under GAAP or under IASB Principles or include any items otherwise excludable under GAAP or under IASB Principles. The Performance Goals may differ from Participant to Participant and from Award to Award. Prior to the Determination Date, the Administrator will determine whether any significant element(s) will be included in or excluded from the calculation of any Performance Goal with respect to any Participant.

        The Administrator may, in recognition of unusual or non-recurring items such as acquisition-related activities or changes in applicable accounting rules, provide for one or more equitable adjustments (based on objective standards) to the Performance Goals to preserve the Administrator's original intent regarding the Performance Goals at the time of the initial award grant. It is within the sole discretion of the Administrator to make or not make any such equitable adjustments.

    (ee) "Performance Period" means the period of service determined by the Administrator, during which years of service or performance is to be measured for the Award.

    (ff) "Performance Share" means a performance share bonus granted as a Performance Award.

    (gg) "Permitted Transferee" means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law (including adoptive relationships) of the Employee, any person sharing the Employee's household (other than a tenant or employee), a trust in which these persons (or the Employee) have more than 50% of the beneficial interest, a foundation in which these persons (or the Employee) control the management of assets, and any other entity in which these persons (or the Employee) own more than 50% of the voting interests.

    (hh)    "Plan" means this EMPIRE GLOBAL CORP. 2016 Equity Incentive Plan.
    (ii) "Purchase Price" means the price to be paid for Shares acquired under the Plan, other than Shares acquired upon exercise of an Option or SAR.

    (jj)    "Restricted Stock Award" means an award of Shares pursuant to
        Section 7 or Section 13 of the Plan, or issued pursuant to the early exercise of an Option.

    (kk)    "Restricted Stock Unit" or "RSU" means an Award granted pursuant to
        Section 8 or Section 13 of the Plan.

    (ll) "Retirement" means termination of an Employee's employment with the Company and its Affiliates for retirement purposes if such termination occurs (1) on or after his or her sixty-fifth (65th) birthday; or (2) on or after his or her fifty-fifth (55th) birthday with the written consent of the Chief Executive Officer of the Company or, in the case of the Chief Executive Officer's retirement, with the consent of the Administrator. In the case of a Director, "Retirement" shall be determined by the Administrator in its discretion. In no event shall termination of a Consultant's services with the Company and Affiliates be treated as a Retirement under the Plan.

    (mm) "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

    (nn)    "SEC" means the United States Securities and Exchange Commission.

    (oo)    "Section 16(b)" means Section 16(b) of the Exchange Act.

    (pp) "Securities Act" means the United States Securities Act of 1933, as amended.

    (qq)    "Service Provider" means an Employee, Officer, Director or
        Consultant.

    (rr) "Shares" means shares of the Company's Common Stock and the common stock of any successor security.

    (ss) "Stock Appreciation Right" or "SAR" means an Award granted pursuant to Section 9 or Section 13 of the Plan.

    (tt)    "Stock Bonus" means an Award granted pursuant to Section 11 or
        Section 13 of the Plan.

    (uu) "Subsidiary" means any "subsidiary corporation," whether now or hereafter existing, as defined in Section 424(f) of the Code (other than the Company) in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations in such chain.

    (vv) "Termination" or "Terminated" means, for purposes of this Plan with respect to a Participant, that the Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor or advisor to the Company or a Parent or Subsidiary of the Company. An employee will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator; provided, that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees in writing. In the case of any employee on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of the Award while on leave from the employ of the Company or a Parent or Subsidiary of the Company as it may deem appropriate, except that in no event may an Award be exercised after the expiration of the term set forth in the applicable Award Agreement. In the event of military leave, if required by applicable laws, vesting shall continue for the longest period that vesting continues under any other statutory or Company approved leave of absence and, upon a Participant's returning from military leave (under conditions that would entitle him or her to protection upon such return under the Uniform Services Employment and Reemployment Rights
        Act), he or she shall be given vesting credit with respect to Awards to the same extent as would have applied had the Participant continued to provide services to the Company throughout the leave on the same terms as he or she was providing services immediately prior to such leave. An employee shall have terminated employment as of the date he or she ceases to be employed (regardless of whether the termination is in breach of local laws or is later found to be invalid) and employment shall not be extended by any notice period or garden leave mandated by local law. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services for purposes of the Plan and the effective date on which the Participant ceased to provide services (the "Termination Date").

    (ww) "Unvested Shares" means Shares that have not yet vested or are subject to a right of repurchase in favor of the Company (or any successor thereto).

3.  SHARES SUBJECT TO THE PLAN.

3.1 Plan Maximums. Subject to adjustment in accordance with Section 3.5, and except for Substitute Awards, a maximum number of Shares available for the grant of Awards under the Plan shall not exceed in the aggregate 3,000,000 which may all be granted as Incentive Stock Options.

3.2 Types of Shares. Shares available for distribution under the Plan may consist, in whole or in part, of authorized and unissued shares, treasury shares, or shares reacquired by the Company in any manner.

3.3 Lapsed, Returned Awards. Shares subject to Awards, and Shares issued under the Plan under any Award, will again be available for grant and issuance in connection with subsequent Awards under this Plan to the extent such
    Shares: (a) are subject to issuance upon exercise of an Option or SAR granted under this Plan but which cease to be subject to the Option or SAR for any reason other than exercise of the Option or SAR; (b) are subject to Awards granted under this Plan that are forfeited or are repurchased by the Company at the original issue price; (c) are subject to Awards granted under this Plan that otherwise terminate without such Shares being issued; or (d) are surrendered pursuant to an Exchange Program. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Shares used or withheld to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. For the avoidance of doubt, Shares that otherwise become available for grant and issuance because of the provisions of this Section 3.3 shall not include Shares subject to Awards that initially became available because of the substitution clause in Section [22] hereof.

3.4 Limitations. Subject to adjustment in accordance with Section 3.5, no Participant shall be granted, during any one (1)-year period, Options to purchase Shares and Stock Appreciation Rights with respect to more than 2,000,000 Shares in the aggregate, any other Awards with respect to more than 2,000,000 Shares in the aggregate, or cash-based Awards that relate to no more than $250,000. If an Award is to be settled in cash, the number of Shares on which the Award is based shall not count toward the individual share limit set forth in this Section 3.4.

3.5 Adjustment of Shares. If the number of outstanding Shares is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company, without consideration, then (a) the number of Shares reserved for issuance and future grant under the Plan set forth in
    Section 3.1, (b) the Exercise Prices of and number of Shares subject to outstanding Options and SARs, (c) the number of Shares subject to other outstanding Awards, (d) the maximum number of shares that may be issued as ISOs set forth in Section 3.4, (e) the maximum number of Shares that may be issued to an individual or to a new Employee in any one calendar year set forth in Section 5 and (f) the number of Shares that are granted as Awards to Outside Directors as set forth in Section 13, shall be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and in compliance with applicable securities laws; provided that fractions of a Share will not be issued.

3.6 Minimum Share Reserve. At all times the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Awards granted under this Plan.

3.7 Automatic Share Reserve Increase. The number of Shares available for grant and issuance under the Plan shall be increased on January 1, of each of the ten (10) calendar years during the term of the Plan, by the lesser of (i) two and one half percent (2.5%) of the number of Shares issued and outstanding on each December 31 immediately prior to the date of increase or (ii) such number of Shares determined by the Board.

4.  ADMINISTRATION.

4.1 Administrator Composition; Authority. This Plan will be administered by the Administrator or by the Board acting as the Administrator. Subject to the general purposes, terms and conditions of this Plan, and to the direction of the Board, the Administrator will have full power to implement and carry out this Plan, except, however, the Board shall establish the terms for the grant of an Award to Outside Directors. The Administrator will have the authority to:

    (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

    (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

    (c) select persons to receive Awards;

    (d) determine the form and terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may vest and be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

    (e) determine the number of Shares or other consideration subject to Awards;

    (f) determine the Fair Market Value in good faith and interpret the applicable provisions of this Plan and the definition of Fair Market Value in connection with circumstances that impact the Fair Market Value, if necessary;

    (g) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent or Subsidiary of the Company;

    (h) grant waivers of Plan or Award conditions;

    (i) determine the vesting, exercisability and payment of Awards;

    (j) correct any defect, supply any omission or reconcile any inconsistency in this Plan, any Award or any Award Agreement;

    (k) determine whether an Award has been earned;

    (l) determine the terms and conditions of any, and to institute any Exchange Program;

    (m) reduce or waive any criteria with respect to Performance Goals;

    (n) adjust Performance Goals to take into account changes in law and accounting or tax rules as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships provided that such adjustments are consistent with the regulations promulgated under
        Section 162(m) of the Code with respect to persons whose compensation is subject to Section 162(m) of the Code;

    (o) adopt rules and/or procedures (including the adoption of any subplan under this Plan) relating to the operation and administration of the Plan to accommodate requirements of local law and procedures outside of the United States;

    (p) make all other determinations necessary or advisable for the administration of this Plan; and

    (q) delegate any of the foregoing to a sub-Committee consisting of one or more executive officers pursuant to a specific delegation.

4.2 Administrator Interpretation and Discretion. Any determination made by the Administrator with respect to any Award shall be made in its sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination shall be final and binding on the Company and all persons having an interest in any Award under the Plan. Any dispute regarding the interpretation of the Plan or any Award Agreement shall be submitted by the Participant or Company to the Administrator for review. The resolution of such a dispute by the Administrator shall be final and binding on the Company and the Participant. The Administrator may delegate to one or more executive officers the authority to review and resolve disputes with respect to Awards held by Participants who are not Insiders, and such resolution shall be final and binding on the Company and the Participant.

4.3 Section 162(m) of the Code and Section 16 of the Exchange Act. When necessary or desirable for an Award to qualify as "performance-based compensation" under Section 162(m) of the Code the Administrator shall include at least two persons who are "outside directors" (as defined under Section 162(m) of the Code) and at least two (or a majority if more than two then serve on the Administrator) such "outside directors" shall approve the grant of such Award and timely determine (as applicable) the Performance Period and any Performance Goals upon which vesting or settlement of any portion of such Award is to be subject. When required by
    Section 162(m) of the Code, prior to settlement of any such Award at least two (or a majority if more than two then serve on the Administrator) such "outside directors" then serving on the Administrator shall determine and certify in writing the extent to which such Performance Goals have been timely achieved and the extent to which the Shares subject to such Award have thereby been earned. Awards granted to Participants who are subject to
    Section 16 of the Exchange Act must be approved by two or more "Outside Directors" (as defined in the regulations promulgated under Section 16 of the Exchange Act). With respect to Participants whose compensation is subject to Section 162(m) of the Code, and provided that such adjustments are consistent with the regulations promulgated under Section 162(m) of the Code, the Administrator may adjust the performance goals to account for changes in law and accounting and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships, including without limitation (i) restructurings, discontinued operations, extraordinary items, and other unusual or non-recurring charges, (ii) an event either not directly related to the operations of the Company or not within the reasonable control of the Company's management, or (iii) a change in accounting standards required by generally accepted accounting principles.

4.4 Documentation. The Award Agreement for a given Award, the Plan and any other documents may be delivered to, and accepted by, a Participant or any other person in any manner (including electronic distribution or posting) that meets applicable legal requirements.

5.  ELIGIBILITY.

5.1 Awards. ISOs may be granted only to Employees. All other Awards including NSO's may be granted to Employees, Consultants, Directors and Outside Directors of the Company or any Parent or Subsidiary of the Company; provided such Consultants, Directors and Outside Directors render bona fide services not in connection with the offer and sale of securities in a capital-raising transaction. No Participant will be eligible to receive more than 1,500,000 Shares in any calendar year under this Plan pursuant to the grant of Awards except that new Employees of the Company or of a Parent or Subsidiary of the Company (including new Employees who are also officers and directors of the Company or any Parent or Subsidiary of the Company) are eligible to receive up to a maximum of 1,000,000 Shares in the calendar year in which they commence their employment.

5.2 Substitute Awards. Holders of equity-based awards granted by an entity acquired by the Company or with which the Company combines are eligible for grants of substitute awards under the Plan to the extent permitted under applicable listing standards of any stock exchange on which the Company is listed.

6. OPTIONS. The Administrator may grant Options to Participants and will determine whether such Options will be Incentive Stock Options within the meaning of the Code ("ISOs") or Non-qualified Stock Options ("NSOs"), the number of Shares subject to the Option, the Exercise Price of the Option, the period during which the Option may vest and be exercised, and all other terms and conditions of the Option, subject to the following:

6.1 Option Grant. Each Option granted under this Plan will identify the Option as an ISO or an NSO. An Option may be, but need not be, awarded upon satisfaction of such Performance Goals during any Performance Period as are set out in advance in the Participant's individual Award Agreement. If the Option is being earned upon the satisfaction of Performance Goals, then the Administrator will: (i) determine the nature, length and starting date of any Performance Period for each Option; and (ii) select from among the Performance Goals to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to Options that are subject to different performance goals and other criteria.

6.2 Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, or a specified future date. The Award Agreement and a copy of this Plan will be delivered to the Participant within a reasonable time after the granting of the Option.

6.3 Exercise Period. Options may be vested and exercisable within the times or upon the conditions as set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten (10) years from the date the Option is granted; and provided further that no ISO granted to a person who, at the time the ISO is granted, directly or by attribution owns more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any Parent or Subsidiary of the Company ("Ten Percent Stockholder") will be exercisable after the expiration of five (5) years from the date the ISO is granted. The Administrator also may provide for Options to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines.

6.4 Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted; provided that: (i) the Exercise Price of an Option will be not less than one hundred percent (100%) of the Fair Market Value of the Shares on the date of grant and (ii) the Exercise Price of any ISO granted to a Ten Percent Stockholder will not be less than one hundred ten percent (110%) of the Fair Market Value of the Shares on the date of grant. Payment for the Shares purchased may be made in accordance with Section 12 and the Award Agreement and in accordance with any procedures established by the Company. In the case of Substitute Awards, such Option Exercise Price shall not be less than the Fair Market Value of the Common Stock on the Grant Date of such Option.

6.5 Method of Exercise. Any Option granted hereunder will be vested and exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share. An Option will be deemed exercised when the Company receives: (i) notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 3.5 of the Plan. Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

6.6 Termination. The exercise of an Option will be subject to the following (except as may be otherwise provided in an Award Agreement):

    (a) If the Participant is Terminated for any reason except for Cause or the Participant's death or Disability, then the Participant may exercise such Participant's Options only to the extent that such Options would have been exercisable by the Participant on the Termination Date no later than ninety (90) days after the Termination Date (or such shorter time period or longer time period not exceeding five (5) years as may be determined by the Administrator, with any exercise beyond three (3) months after the Termination Date deemed to be the exercise of an NSO), but in any event no later than the expiration date of the Options.

    (b) If the Participant is Terminated because of the Participant's death (or the Participant dies within ninety (90) days after a Termination other than for Cause or because of the Participant's Disability), then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant's legal representative, or authorized assignee, no later than twelve (12) months after the Termination Date (or such shorter time period not less than six (6) months or longer time period not exceeding five (5) years as may be determined by the Administrator), but in any event no later than the expiration date of the Options.

    (c) If the Participant is Terminated because of the Participant's Disability, then the Participant's Options may be exercised only to the extent that such Options would have been exercisable by the Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative or authorized assignee) no later than six (6) months after the Termination Date (with any exercise beyond (a) three (3) months after the Termination Date when the Termination is for a Disability that is not a "permanent and total disability" as defined in Section 22(e)(3) of the Code, or (b) twelve
        (12) months after the Termination Date when the Termination is for a Disability that is a "permanent and total disability" as defined in
        Section 22(e)(3) of the Code, deemed to be exercise of an NSO), but in any event no later than the expiration date of the Options.

    (d) If the Participant is terminated for Cause, then Participant's Options shall expire on such Participant's Termination Date, or at such later time and on such conditions as are determined by the Administrator, but in any no event later than the expiration date of the Options. Unless otherwise provided in the Award Agreement, Cause will have the meaning set forth in the Plan.

    (e) If the Participant is terminated for any other reason, the Participant's Award Agreement may also provide that if the exercise of the Option following the termination of Participant (other than upon the Participant's death or Disability) would result in liability under
        Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the tenth (10th) day after the last date on which such exercise would result in such liability under Section 16(b). Finally, a Participant's Award Agreement may also provide that if the exercise of the Option following the termination of the Participant (other than upon the Participant's death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of three (3) months after the termination of the Participant during which the exercise of the Option would not be in violation of such registration requirements.

6.7 Limitations on Exercise. The Administrator may specify a minimum number of Shares that may be purchased on any exercise of an Option, provided that such minimum number will not prevent any Participant from exercising the Option for the full number of Shares for which it is then exercisable.

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

6.8 Limitations on ISOs. With respect to Awards granted as ISOs, to the extent that the aggregate Fair Market Value of the Shares with respect to which such ISOs are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as NSOs. For purposes of this Section 6.8, ISOs will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted. In the event that the Code or the regulations promulgated thereunder are amended after the Effective Date to provide for a different limit on the Fair Market Value of Shares permitted to be subject to ISOs, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

6.9 Modification, Extension or Renewal. The Administrator may modify, extend or renew outstanding Options and authorize the grant of new Options in substitution therefor, provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding ISO that is modified, extended, renewed or otherwise altered will be treated in accordance with
    Section 424(h) of the Code. Subject to Section 19 of this Plan, by written notice to affected Participants, the Administrator may reduce the Exercise Price of outstanding Options without the consent of such Participants; provided, however, that the Exercise Price may not be reduced below the Fair Market Value on the date the action is taken to reduce the Exercise Price.


6.10 No Disqualification. Notwithstanding any other provision in this Plan, no term of this Plan relating to ISOs will be interpreted, amended or altered, nor will any discretion or authority granted under this Plan be exercised, so as to disqualify this Plan under Section 422 of the Code or, without the consent of the Participant affected, to disqualify any ISO under Section 422 of the Code.

7.  RESTRICTED STOCK AWARDS.

7.1 Awards of Restricted Stock. A Restricted Stock Award is an offer by the Company to sell to a Participant Shares that are subject to restrictions ("Restricted Stock"). The Administrator will determine to whom an offer will be made, the number of Shares the Participant may purchase, the Purchase Price, the restrictions under which the Shares will be subject and all other terms and conditions of the Restricted Stock Award, subject to the Plan.

7.2 Restricted Stock Purchase Agreement. All purchases under a Restricted Stock Award will be evidenced by an Award Agreement. Except as may otherwise be provided in an Award Agreement, a Participant accepts a Restricted Stock Award by signing and delivering to the Company an Award Agreement with full payment of the Purchase Price, within thirty (30) days from the date the Award Agreement was delivered to the Participant. If the Participant does not accept such Award within thirty (30) days, then the offer of such Restricted Stock Award will terminate, unless the Administrator determines otherwise.

7.3 Purchase Price. The Purchase Price for a Restricted Stock Award will be determined by the Administrator and may be less than Fair Market Value on the date the Restricted Stock Award is granted. Payment of the Purchase

    Price must be made in accordance with Section 12 of the Plan, and the Award Agreement and in accordance with any procedures established by the Company.

7.4 Terms of Restricted Stock Awards. Restricted Stock Awards will be subject to such restrictions as the Administrator may impose or are required by law. These restrictions may be based on completion of a specified number of years of service with the Company or upon completion of Performance Goals, if any, during any Performance Period as set out in advance in the Participant's Award Agreement. Prior to the grant of a Restricted Stock Award, the Administrator shall: (a) determine the nature, length and starting date of any Performance Period for the Restricted Stock Award; (b) select from among the Performance Goals to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Restricted Stock Awards that are subject to different Performance Periods and having different performance goals and other criteria.

7.5 Termination of Participant. Except as may be set forth in the Participant's Award Agreement, vesting ceases on such Participant's Termination Date (unless determined otherwise by the Administrator).

8.  RESTRICTED STOCK UNITS.

8.1 Awards of Restricted Stock Units. A Restricted Stock Unit ("RSU") is an award to a Participant covering a number of Shares that may be settled in cash, or by issuance of those Shares (which may consist of Restricted Stock). All RSUs shall be made pursuant to an Award Agreement.

8.2 Terms of RSUs. The Administrator will determine the terms of an RSU including, without limitation: (a) the number of Shares subject to the RSU;
    (b) the time or times during which the RSU may be settled; (c) the consideration to be distributed on settlement; and (d) the effect of the Participant's Termination on each RSU. An RSU may be awarded upon satisfaction of such performance goals, if any, based on Performance Goals during any Performance Period as are set out in advance in the Participant's Award Agreement. If the RSU is being earned upon satisfaction of Performance Goals, then the Administrator will: (i) determine the nature, length and starting date of any Performance Period for the RSU;
    (ii) select from among the Performance Goals to be used to measure the performance, if any; and (iii) determine the number of Shares deemed subject to the RSU. Performance Periods may overlap and participants may participate simultaneously with respect to RSUs that are subject to different Performance Periods and different performance goals and other criteria.

8.3 Form and Timing of Settlement. Payment of earned RSUs shall be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may settle earned RSUs in cash, Shares, or a combination of both. The Administrator may also permit a Participant to defer payment under a RSU to a date or dates after the RSU is earned provided that the terms of the RSU and any deferral satisfy the requirements of Section 409A of the Code.

8.4 Termination of Participant. Except as may be set forth in the Participant's Award Agreement, vesting ceases on such Participant's Termination Date (unless determined otherwise by the Administrator).



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

9.  STOCK APPRECIATION RIGHTS.

9.1 Awards of SARs. A Stock Appreciation Right ("SAR") is an award to a Participant that may be settled in cash, or Shares (which may consist of Restricted Stock), having a value equal to (a) the difference between the Fair Market Value on the date of exercise over the Exercise Price multiplied by (b) the number of Shares with respect to which the SAR is being settled (subject to any maximum number of Shares that may be issuable as specified in an Award Agreement). All SARs shall be made pursuant to an Award Agreement.

9.2 Terms of SARs. The Administrator will determine the terms of each SAR including, without limitation: (a) the number of Shares subject to the SAR;
    (b) the Exercise Price and the time or times during which the SAR may be settled; (c) the consideration to be distributed on settlement of the SAR; and (d) the effect of the Participant's Termination on each SAR. The Exercise Price of the SAR will be determined by the Administrator when the SAR is granted, and may not be less than Fair Market Value. A SAR may be awarded upon satisfaction of Performance Goals, if any, during any Performance Period as are set out in advance in the Participant's individual Award Agreement. If the SAR is being earned upon the satisfaction of Performance Goals, then the Administrator will: (i) determine the nature, length and starting date of any Performance Period for each SAR; and (ii) select from among the Performance Goals to be used to measure the performance, if any. Performance Periods may overlap and Participants may participate simultaneously with respect to SARs that are subject to different Performance Goals and other criteria.

9.3 Exercise Period and Expiration Date. A SAR will be exercisable within the times or upon the occurrence of events determined by the Administrator and set forth in the Award Agreement governing such SAR. The SAR Agreement shall set forth the expiration date; provided that no SAR will be exercisable after the expiration of ten (10) years from the date the SAR is granted. The Administrator may also provide for SARs to become exercisable at one time or from time to time, periodically or otherwise (including, without limitation, upon the attainment during a Performance Period of performance goals based on Performance Goals), in such number of Shares or percentage of the Shares subject to the SAR as the Administrator determines.

9.4 Form and Timing of Settlement. Upon exercise of a SAR, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying (i) the difference between the Fair Market Value of a Share on the date of exercise over the Exercise Price; times (ii) the number of Shares with respect to which the SAR is exercised. At the discretion of the Administrator, the payment from the Company for the SAR exercise may be in cash, in Shares of equivalent value, or in some combination thereof. The portion of a SAR being settled may be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator determines, provided that the terms of the SAR and any deferral satisfy the requirements of Section 409A of the Code. In the case of Substitute Awards, such exercise or hurdle price shall not be less than the Fair Market Value of a share of Common Stock on the Grant Date of such Stock Appreciation Rights.

9.5 Termination of Participant. Except as may be set forth in the Participant's Award Agreement, vesting ceases on such Participant's Termination Date (unless determined otherwise by the Administrator). Notwithstanding the foregoing, the rules of Section 6.6 also will apply to SARs.

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

10. PERFORMANCE AWARDS.

10.1 Performance Awards. A Performance Award is an award to a Participant of a cash bonus or a Performance Share bonus. Grants of Performance Awards shall be made pursuant to an Award Agreement.

10.2 Terms of Performance Awards. The Administrator will determine, and each Award Agreement shall set forth, the terms of each award of Performance Award including, without limitation: (a) the amount of any cash bonus; (b) the number of Shares deemed subject to a Performance Share bonus; (c) the Performance Goals and Performance Period that shall determine the time and extent to which each Performance Award shall be settled; (d) the consideration to be distributed on settlement; and (e) the effect of the Participant's Termination on each Performance Award. In establishing Performance Goals and the Performance Period the Administrator will: (i) determine the nature, length and starting date of any Performance Period; and (ii) select from among the Performance Goals to be used. Prior to settlement the Administrator shall determine the extent to which Performance Awards have been earned. Performance Periods may overlap and Participants may participate simultaneously with respect to Performance Awards that are subject to different Performance Periods and different performance goals and other criteria. No Participant will be eligible to receive more than $1,000,000 in Performance Awards in any calendar year under this Plan.

10.3 Value, Earning and Timing of Performance Shares. Any Performance Share bonus will have an initial value equal to the Fair Market Value of a Share on the date of grant. After the applicable Performance Period has ended, the holder of a Performance Share bonus will be entitled to receive a payout of the number of Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding Performance Goals or other vesting provisions have been achieved. The Administrator, in its sole discretion, may pay an earned Performance Share bonus in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Shares at the close of the applicable Performance Period) or in a combination thereof. Performance Share bonuses may also be settled in Restricted Stock.

10.4 Termination of Participant. Except as may be set forth in the Participant's Award Agreement, vesting ceases on such Participant's Termination Date (unless determined otherwise by the Administrator).

11. STOCK BONUS AWARDS.

11.1 Awards of Stock Bonuses. A Stock Bonus Award is an award to an eligible person of Shares for services to be rendered or for past services already rendered to the Company or any Parent or Subsidiary. All Stock Bonus Awards shall be made pursuant to an Award Agreement. No payment from the Participant will be required for Shares awarded pursuant to a Stock Bonus Award.

11.2 Terms of Stock Bonus Awards. The Administrator will determine the number of Shares to be awarded to the Participant under a Stock Bonus Award and any restrictions thereon. These restrictions may be based upon completion of a specified number of years of service with the Company or upon satisfaction of performance goals based on Performance Goals during any Performance Period as set out in advance in the Participant's Stock Bonus Agreement. Prior to the grant of any Stock Bonus Award the

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

    Administrator shall: (a) determine the nature, length and starting date of any Performance Period for the Stock Bonus Award; (b) select from among the Performance Goals to be used to measure performance goals; and (c) determine the number of Shares that may be awarded to the Participant. Performance Periods may overlap and a Participant may participate simultaneously with respect to Stock Bonus Awards that are subject to different Performance Periods and different performance goals and other criteria.

11.3 Form of Payment to Participant. Payment may be made in the form of cash, whole Shares, or a combination thereof, based on the Fair Market Value of the Shares earned under a Stock Bonus Award on the date of payment, as determined in the sole discretion of the Administrator.

11.4 Termination of Participation. Except as may be set forth in the Participant's Award Agreement, vesting ceases on such Participant's Termination Date (unless determined otherwise by the Administrator).

12. PAYMENT FOR SHARE PURCHASES.Payment from a Participant for Shares purchased pursuant to this Plan may be made in cash or by check or, where expressly approved for the Participant by the Administrator and where permitted by law (and to the extent not otherwise set forth in the applicable Award Agreement):

    (a) by cancellation of indebtedness of the Company to the Participant;

    (b) by surrender of shares of the Company held by the Participant that have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Award will be exercised or settled;

    (c) by waiver of compensation due or accrued to the Participant for services rendered or to be rendered to the Company or a Parent or Subsidiary of the Company;

    (d) by consideration received by the Company pursuant to a broker-assisted or other form of cashless exercise program implemented by the Company in connection with the Plan;

    (e) by any combination of the foregoing; or

    (f) by any other method of payment as is permitted by applicable law.

13. GRANTS TO OUTSIDE DIRECTORS.

13.1 Types of Awards. Outside Directors are eligible to receive any type of Award offered under this Plan except ISOs. Awards pursuant to this Section 13 may be automatically made pursuant to policy adopted by the Board, or made from time to time as determined in the discretion of the Board.

13.2 Eligibility. Awards pursuant to this Section 13 shall be granted only to Outside Directors. A Outside Director who is elected or re-elected as a member of the Board will be eligible to receive an Award under this Section 13.

13.3 Vesting, Exercisability and Settlement. Except as set forth in Section 21.3, Awards shall vest, become exercisable and be settled as determined by the Board. With respect to Options and SARs, the exercise price granted to

    Outside Directors shall not be less than the Fair Market Value of the Shares at the time that such Option or SAR is granted.

13.4 Election to receive Awards in Lieu of Cash. A Outside Director may elect to receive his or her annual retainer payments and/or meeting fees from the Company in the form of cash or Awards or a combination thereof, as determined by the Administrator. Such Awards shall be issued under the Plan. An election under this Section 13.4 shall be filed with the Company on the form prescribed by the Company.

14. WITHHOLDING TAXES.

14.1 Withholding Generally. Whenever Shares are to be issued in satisfaction of Awards granted under this Plan, the Company may require the Participant to remit to the Company, or to the Parent or Subsidiary employing the Participant, an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant prior to the delivery of Shares pursuant to exercise or settlement of any Award. Whenever payments in satisfaction of Awards granted under this Plan are to be made in cash, such payment will be net of an amount sufficient to satisfy applicable U.S. federal, state, local and international withholding tax requirements or any other tax liability legally due from the Participant.

14.2 Stock Withholding. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time and to limitations of local law, may require or permit a Participant to satisfy such tax withholding obligation or any other tax liability legally due from the Participant, in whole or in part by (without limitation) (i) paying cash, (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (iii) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

15. TRANSFERABILITY.

15.1 Transfer Generally. Unless determined otherwise by the Administrator or pursuant to Section 15.2, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution. If the Administrator makes an Award transferable, including, without limitation, by instrument to an inter vivos or testamentary trust in which the Awards are to be passed to beneficiaries upon the death of the trustor (settlor) or by gift to a Permitted Transferee, such Award will contain such additional terms and conditions as the Administrator deems appropriate. All Awards shall be exercisable: (i) during the Participant's lifetime only by (A) the Participant, or (B) the Participant's guardian or legal representative;
    (ii) after the Participant's death, by the legal representative of the Participant's heirs or legatees; and (iii) in the case of all awards except ISOs, by a Permitted Transferee.

15.2 Award Transfer Program. Notwithstanding any contrary provision of the Plan, the Administrator shall have all discretion and authority to determine and implement the terms and conditions of any Award Transfer Program instituted pursuant to this Section 15.2 and shall have the authority to amend the terms of any Award participating, or otherwise eligible to participate in, the Award Transfer Program, including (but not limited to) the authority to (i) amend (including to extend) the expiration date, post-termination exercise period and/or forfeiture conditions of any such Award, (ii) amend or remove any provisions of the Award relating to the Award holder's continued service to the Company, (iii) amend the permissible payment methods with respect to the exercise or purchase of any such Award, (iv) amend the adjustments to be implemented in the event of changes in the capitalization and other similar events with respect to such Award, and (v) make such other changes to the terms of such Award as the Administrator deems necessary or appropriate in its sole discretion.

16. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

16.1 Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares until the Shares are issued to the Participant, except for any dividend equivalent rights permitted by an applicable Award Agreement. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Shares that are repurchased at the Participant's Purchase Price or Exercise Price, as the case may be, pursuant to Section 16.2.

16.2 Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) a right to repurchase (a "Right of Repurchase") a portion of any or all Unvested Shares held by a Participant following such Participant's Termination at any time within ninety (90) days after the later of the Participant's Termination Date and the date the Participant purchases Shares under this Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Purchase Price or Exercise Price, as the case may be.

17. CERTIFICATES. All Shares or other securities whether or not certificated, delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable U.S. federal, state or foreign securities law, or any rules, regulations and other requirements of the SEC or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and any non-U.S. exchange controls or securities law restrictions to which the Shares are subject.

18. ESCROW; PLEDGE OF SHARES. To enforce any restrictions on a Participant's Shares, the Administrator may require the Participant to deposit all certificates representing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under this Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of the Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, the Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator will from time to time approve. The Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

19. REPRICING; EXCHANGE AND BUYOUT OF AWARDS. Without prior stockholder approval the Administrator may (i) reprice Options or SARS (and where such repricing is a reduction in the Exercise Price of outstanding Options or SARS, the consent of the affected Participants is not required provided written notice is provided to them, notwithstanding any adverse tax consequences to them arising from the repricing), and (ii) with the consent of the respective Participants (unless not required pursuant to Section 6.9 of the Plan), pay cash or issue new Awards in exchange for the surrender and cancellation of any, or all, outstanding Awards.

20. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE. An Award will not be effective unless such Award is in compliance with all applicable U.S. and foreign federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver certificates for Shares under this Plan prior to: (a) obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and/or (b) completion of any registration or other qualification of such Shares under any state or federal or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable. The Company will be under no obligation to register the Shares with the SEC or to effect compliance with the registration, qualification or listing requirements of any foreign or state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

21. CHANGE IN CONTROL.

21.1 Assumption or Replacement of Awards by Successor. In the event of a Change in Control any or all outstanding Awards may be assumed or replaced by the successor corporation, which assumption or replacement shall be binding on all Participants. In the alternative, the successor corporation may substitute equivalent Awards or provide substantially similar consideration to Participants as was provided to stockholders (after taking into account the existing provisions of the Awards). The successor corporation may also issue, in place of outstanding Shares of the Company held by the Participant, substantially similar shares or other property subject to repurchase restrictions no less favorable to the Participant. In the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Change in Control, then notwithstanding any other provision in this Plan to the contrary, such Awards shall have their vesting accelerate as to all shares subject to such Award (and any applicable right of repurchase fully lapse) immediately prior to the Change in Control unless otherwise determined by the Board and then such Awards will terminate. In addition, in the event such successor or acquiring corporation (if any) refuses to assume, convert, replace or substitute Awards, as provided above, pursuant to a Change in Control, the Administrator will notify the Participant in writing or electronically that such Award will be exercisable for a period of time determined by the Administrator in its sole discretion, and such Award will terminate upon the expiration of such period. Awards need not be treated similarly in a Change in Control.

21.2 Assumption of Awards by the Company. The Company, from time to time, also may substitute or assume outstanding awards granted by another company, whether in connection with an acquisition of such other company or otherwise, by either; (a) granting an Award under this Plan in substitution of such other company's award; or (b) assuming such award as if it had been granted under this Plan if the terms of such assumed award could be applied to an Award granted under this Plan. Such substitution or assumption will be permissible if the holder of the substituted or assumed award would have been eligible to be granted an Award under this Plan if the other company had applied the rules of this Plan to such grant. In the event the Company assumes an award granted by another company, the terms and conditions of such award will remain unchanged (except that the Purchase Price or the Exercise Price, as the case may be, and the number and nature of Shares issuable upon exercise or settlement of any such Award will be adjusted appropriately pursuant to Section 424(a) of the Code). In the event the Company elects to grant a new Option in substitution rather than assuming an existing option, such new Option may be granted with a similarly adjusted Exercise Price.

21.3 Outside Directors' Awards. Notwithstanding any provision to the contrary herein, in the event of a Change in Control, the vesting of all Awards granted to Outside Directors shall accelerate and such Awards shall become exercisable (as applicable) in full prior to the consummation of such event at such times and on such conditions as the Administrator determines.

22. ADOPTION AND STOCKHOLDER APPROVAL. This Plan shall be submitted for the approval of the Company's stockholders, consistent with applicable laws, within twelve (12) months before or after the date this Plan is adopted by the Board.

23. TERM OF PLAN/GOVERNING LAW. Subject to Section 22 of the Plan, the Plan will become effective upon its adoption by the Board. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 24 of the Plan. This Plan and all Awards granted hereunder shall be governed by and construed in accordance with the laws of the State of Delaware.

24. AMENDMENT OR TERMINATION OF PLAN. The Board may at any time terminate or amend this Plan in any respect, including, without limitation, amendment of any form of Award Agreement or instrument to be executed pursuant to this Plan; provided, however, that the Board will not, without the approval of the stockholders of the Company, amend this Plan in any manner that requires such stockholder approval; provided further, that a Participant's Award shall be governed by the version of this Plan then in effect at the time such Award was granted.

25. NON-EXCLUSIVITY OF THE PLAN. Neither the adoption of this Plan by the Board, the submission of this Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board to adopt such additional compensation arrangements as it may deem desirable, including, without limitation, the granting of stock awards and bonuses otherwise than under this Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

26. NO EFFECT ON EMPLOYMENT. Nothing in this Plan or any Award granted under this Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent or Subsidiary of the Company or limit in any way the right of the Company or any Parent or Subsidiary of the Company to terminate Participant's employment or other relationship at any time.

27. INSIDER TRADING POLICY. Each Participant who receives an Award shall comply with any policy adopted by the Company from time to time covering transactions in the Company's securities by Employees, officers and/or directors of the Company.

                               EMPIRE GLOBAL CORP.
                          2016 EQUITY INCENTIVE PLAN
                   NOTICE OF GRANT OF RESTRICTED STOCK UNITS

Unless otherwise defined herein, the terms defined in the EMPIRE GLOBAL CORP. 2016 Equity Incentive Plan (the "Plan") will have the same defined meanings in this Notice of Grant of Restricted Stock Units (the "Notice of Grant") and in the Terms and Conditions of the Restricted Stock Units, attached hereto as Exhibit A (the "Agreement").

    NAME:   _________________________

    ADDRESS:
            _________________________

            _________________________

            _________________________

    COUNTRY:
            _________________________

You have been granted the right to receive Restricted Stock Units, subject to the terms and conditions of the Plan, this Notice of Grant and the Agreement, including any special terms and conditions for your country in the appendix thereto (the "Appendix"), as follows:

    Date of Grant:              ____________ (mm/dd/yyyy)

    Vesting Commencement Date:  ____________ (mm/dd/yyyy)

Total Number of Restricted Stock Units: RSU's granted

Vesting Schedule:               ____________

Subject to any vesting acceleration provisions below or in the Plan and provided Participant accepts the Restricted Stock Units prior to the first anniversary of the Vesting Commencement Date, twenty-five percent (25%) of the Restricted Stock Units will vest on each anniversary of the Vesting Commencement Date, provided that Participant continues to be a Service Provider through such dates (the "Base Vesting Schedule").


Accelerated Vesting:

Notwithstanding the previous sentence, in the event that Participant ceases to be a Service Provider due to Retirement, death or Disability, the Restricted Stock Units will immediately vest in full, provided such acceleration vesting is not deemed to be discriminatory under any applicable employment laws in which Participant resides.

In the event Participant ceases to be a Service Provider for any or no reason (excluding Retirement, death or Disability) before Participant vests in the Restricted Stock Units, Participant's right to acquire any Shares hereunder will immediately terminate. If Participant does not accept the Restricted Stock Units prior to the first anniversary of the Vesting Commencement Date, all Restricted Stock Units may be forfeited in its entirety and neither Participant nor the

Company (or its Affiliates) shall have any rights or obligations under the Plan, the Agreement or this Notice of Grant or any right to any equivalent amounts or payments in lieu of the Restricted Stock Units.

By Participant's acceptance of the Restricted Stock Units and/or the underlying shares of common stock of EMPIRE GLOBAL CORP. ("Shares") thereto, Participant and EMPIRE GLOBAL CORP. (the "Company") agree that this Award is granted under and governed by the terms and conditions of the Plan and the Agreement, including the Appendix, attached hereto as Appendix A, all of which are made a part of this document.

          EXHIBIT A - TERMS AND CONDITIONS OF THE RESTRICTED STOCK UNITS

1. Grant. The Company hereby grants to Participant named in the Notice of Grant the number of Restricted Stock Units set forth in the Notice of Grant, subject to all of the terms and conditions in this Agreement, including the Notice of Grant, Appendix, and the Plan, which is incorporated herein by reference. Depending upon Participant's country of residence, the terms and conditions in this Agreement may be supplemented or replaced by the terms and conditions in the Appendix applicable to Participants in that country. Subject to Section 21 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, including the Appendix, the terms and conditions of the Plan will prevail.

2.  Company's Obligation to Pay.

    (a) General. Each Restricted Stock Unit represents the right to receive a Share on the date it vests, including to the limited extent permitted under Section 7(b) for satisfying any withholding obligation for income tax, social insurance, payroll tax, fringe benefits tax, payment on account or other tax-related items related to Participant's participation in the Plan and legally applicable to Participant ("Tax-Related Items"). Unless and until the Restricted Stock Units will have vested in the manner set forth in Sections 3, 4 or 7, Participant will have no right to payment of any such Restricted Stock Units. Prior to actual payment of any vested Restricted Stock Units, such Restricted Stock Unit will represent an unsecured obligation of the Company, payable (if at all) only from the general assets of the Company.

    (b) Timing of Payment - General. Any Restricted Stock Units that vest in accordance with Sections 3 or 4 will be paid to Participant (or in the event of Participant's death, to his or her estate) in whole Shares, subject to Participant satisfying any applicable Tax-Related Items withholding obligations as set forth in Section 7. Subject to the provisions of Section 2(c), such vested Restricted Stock Units will be paid in Shares as soon as practicable after vesting, but in each such case by the fifteenth (15th) day of the third (3rd) month of the calendar year following the calendar year in which the Restricted Stock Units vest.

    (c) Timing of Payment - Section 409A.

        (i) Payment if Deferred Compensation under Section 409A. For U.S. taxpayers, if the Restricted Stock Units are considered to be "deferred compensation" within the meaning of Section 409A (as defined in Section 2(c)(iii) hereof), then except as necessary to satisfy any Tax-Related Items withholding obligations as set forth in Section 7, the vested Restricted Stock Units will be paid upon the earliest of (A) the dates provided in the Base Vesting Schedule, (B) Participant's "separation from service" within the meaning of Section 409A, (C) Participant's death, (D) Participant's "disability" within the meaning of Section 409A, or (E) a "change in control event" within the meaning of Treasury Regulation Section 1.409A-3(i)(5).

        (ii) Specified Employee Under Section 409A. Notwithstanding anything in the Plan or this Agreement to the contrary, if (i) the Restricted Stock Units are considered deferred compensation subject to Section 409A, (ii) the Restricted Stock Units are payable upon a

            "separation from service" within the meaning of Section 409A, as determined by the Company in accordance with Section 409A, and
            (iii) Participant is a "specified employee" within the meaning of
            Section 409A at the time of such separation from service, then the payment of such Restricted Stock Units will not be made until the earlier of (A) the date six (6) months and one (1) day following the date of Participant's separation from service and (B) Participant's death, to the extent necessary to avoid a prohibited acceleration under Section 409A.

        (iii) Section 409A. For purposes of this Agreement, "Section 409A" means Section 409A of the Code and the final Treasury Regulations and U.S. Internal Revenue Service guidance thereunder, as each may be amended from time to time. It is the intent of this Agreement to comply with the requirements of Section 409A so that none of the Restricted Stock Units provided under this Agreement or Shares payable thereunder will be subject to the additional tax imposed under Section 409A, and any ambiguities herein will be interpreted to so comply. It is understood that Section 409A is applicable to U.S. taxpayer Participants only. The Company reserves the right, to the extent the Company deems necessary or advisable in its sole discretion, to unilaterally amend or modify this Agreement as may be necessary to ensure that all vesting or payouts provided under this Agreement are made in a manner that complies with Section 409A or to mitigate any additional tax, interest and/or penalties or other adverse tax consequences that may apply under Section 409A if compliance is not practical; provided, however, that nothing in this Section 2(c)(iii) creates an obligation on the part of the Company to modify the terms of this Agreement or the Plan, and the Company makes no representation that the terms of Restricted Stock Units will comply with Section 409A or that payments under the Restricted Stock Units will not be subject to taxes, interest and penalties or other adverse tax consequences under Section 409A. In no event whatsoever shall the Company or any of its affiliates be liable to any party for any additional tax, interest or penalties that may be imposed on Participant or any other person by Section 409A or any damages for failing to comply with Section 409A.

3.  Vesting Schedule. Except as provided in Sections 4 and 7, and subject to
    Section 5, the Restricted Stock Units awarded by this Agreement will vest in accordance with the Base Vesting Schedule set forth in the Notice of Grant. Restricted Stock Units scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

4. Administrator's Discretion. The Administrator, in its discretion, may accelerate the vesting of some or all of the unvested Restricted Stock Units at any time, subject to the terms of the Plan. If so accelerated, such Restricted Stock Units shall be considered as having vested as of the date specified by the Administrator.

5. Forfeiture upon Termination as Service Provider. Notwithstanding any contrary provision of this Agreement, if Participant ceases to be a Service Provider for any or no reason (excluding Retirement, death or Disability), any unvested Restricted Stock Units shall be forfeited immediately upon termination at no cost to the Company and Participant will have no further rights to Shares or otherwise under this Agreement.

    For purposes of the Restricted Stock Units, Participant will cease to be a Service Provider as of the date Participant is no longer actively employed by or providing services to the Company or one of its Affiliates (regardless of the reason for such termination and whether or not later to be found invalid or in breach of applicable employment laws in the jurisdiction where Participant is a Service Provider or the terms of Participant's service agreement, if any); the Administrator shall have the exclusive discretion to determine when Participant is no longer actively employed or providing services for purposes of the Restricted Stock Unit grant (including whether Participant may still be considered to be providing services while on a leave of absence).

6. Payments after Death. Any distribution or delivery to be made to Participant under this Agreement will, if Participant is then deceased, be made to Participant's designated beneficiary, or if no beneficiary survives Participant, the administrator or executor of Participant's estate. Any such transferee must furnish the Company with (a) written notice of his or her status as transferee, and (b) evidence satisfactory to the Company to establish the validity of the transfer and compliance with any laws or regulations pertaining to said transfer.

7.  Tax Withholding.

    (a) Responsibility for Taxes. Participant acknowledges that, regardless of any action taken by the Company or, if different, Participant's employer
        (the "Employer"), the ultimate liability for all Tax-Related Items is and remains Participant's responsibility and may exceed the amount actually withheld by the Company or the Employer. Participant further acknowledges that the Company and/or the Employer (i) make no representations or undertakings regarding the treatment of any
        Tax-Related Items in connection with any aspect of the Restricted Stock
        Units, including, but not limited to, the grant, vesting or settlement of the Restricted Stock Units, the subsequent sale of Shares acquired pursuant to such settlement and the receipt of any dividends; and (ii)
		do not commit to and are under no obligation to structure the terms of
		the grant or any aspect of the Restricted Stock Units to reduce or
		eliminate Participant's liability for Tax-Related Items or achieve any
		particular tax result. Further, if Participant is subject to Tax-Related
		Items in more than one jurisdiction between the Date of Grant and the
		date of any relevant taxable or tax withholding event, as applicable,
		Participant acknowledges that the Company and/or the Employer (or former
		employer, as applicable) may be required to withhold or account for
		Tax-Related Items in more than one jurisdiction.

        Prior to any relevant taxable or tax withholding event, as applicable,
        Participant agrees to make adequate arrangements satisfactory to the
        Company and/or the Employer to satisfy all Tax-Related Items. In this regard, Participant authorizes the Company or its agent to satisfy the obligations with regard to all Tax-Related Items by withholding in
		Shares to be issued upon settlement of the Restricted Stock Units. In
		the event that such withholding in Shares is problematic under
		applicable tax or securities law or has materially adverse accounting
		consequences, by Participant's acceptance of the Restricted Stock Units,
		Participant authorizes and directs the Company and any brokerage firm
		determined acceptable to the Company to sell on Participant's behalf a
		whole number of Shares from those Shares issued to Participant as the
		Company determines to be appropriate to generate cash proceeds
		sufficient to satisfy the obligation for Tax-Related Items.

        Depending on the withholding method, the Company may withhold or account for Tax-Related Items by considering applicable minimum statutory withholding rates or other applicable withholding rates, including
		maximum applicable rates, in which case Participant will receive a
		refund of any over-withheld amount in cash and will have no entitlement
		to the Share equivalent. If the obligation for Tax-Related Items is
		satisfied by withholding in Shares, for tax purposes, Participant is
		deemed to have been issued the full number of Shares subject to the
		vested Restricted Stock Units, notwithstanding that a number of the
		Shares are held back solely for the purpose of paying the Tax-Related
		Items.

        Finally, Participant agrees to pay to the Company or the Employer, including through withholding from Participant's wages or other cash compensation paid to Participant by the Company and/or the Employer, any amount of Tax-Related Items that the Company or the Employer may be required to withhold or account for as a result of Participant's participation in the Plan that cannot be satisfied by the means
		previously described. The Company may refuse to issue or deliver the
		shares or the proceeds of the sale of Shares if Participant fails to
		comply with Participant's obligations in connection with the Tax-Related
		Items.

    (b) Tax Withholding Arising Prior to Payment. A portion of the Restricted
        Stock Units automatically and with no exercise of discretion by the
        Administrator shall fully vest in an amount necessary to satisfy any
        Tax-Related Items withholding obligation that arises prior to payment of the Shares underlying the Restricted Stock Units (for example, upon
        Participant becoming Retirement eligible prior to vesting date and payment). Accordingly, the Company will have the right (but not the obligation) to withhold from Participant those Shares or to sell shares
		on Participant's behalf that vest pursuant to the preceding sentence to satisfy any Tax-Related Items withholding obligation. Further, if
        Participant is a U.S. taxpayer and a portion of the Shares subject to
		the Restricted Stock Units will be withheld to satisfy any Tax-Related
		Items withholding liability prior to payment of Restricted Stock Units
		with respect to any portion of the Restricted Stock Unit considered
		deferred compensation subject to Section 409A, then the number of Shares
		withheld or sold on Participant's behalf shall not exceed an amount
		equal in value to the Tax-Related Items withholding liability.

8. Rights as Stockholder. Neither Participant nor any person claiming under or through Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until such Shares will have been deposited into Participant's brokerage account with the Company's designated broker. After such Shares are deposited, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

9. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT (EXCEPT IN THE EVENT OF DEATH, DISABILITY OR RETIREMENT) THE VESTING OF THE RESTRICTED STOCK UNITS PURSUANT TO THE BASE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY OR THE EMPLOYER AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THE RESTRICTED STOCK UNITS OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE BASE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE

    AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE RIGHT OF THE COMPANY OR THE EMPLOYER TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

10. Nature of Grant. In accepting the Restricted Stock Units, Participant acknowledges, understands and agrees that:

    (a) the Plan is established voluntarily by the Company, it is discretionary in nature and it may be modified, amended, suspended or terminated by the Company at any time, to the extent permitted by the Plan;

    (b) the grant of the Restricted Stock Units is voluntary and occasional and does not create any contractual or other right to receive future grants of Restricted Stock Units, or benefits in lieu of Restricted Stock Units, even if Restricted Stock Units have been granted in the past;

    (c) all decisions with respect to future Restricted Stock Unit or other grants, if any, will be at the sole discretion of the Company;

    (d) the Restricted Stock Unit grant and Participant's participation in the Plan shall not create a right to continued service with the Employer, the Company or any Affiliate or be interpreted as forming a service contract with the Employer, the Company or any Affiliate;

    (e) Participant is voluntarily participating in the Plan;

    (f) the grant of Restricted Stock Units and the Shares subject to the Restricted Stock Units are not intended to replace any pension rights or compensation;

    (g) the Restricted Stock Units and the Shares subject to the Restricted Stock Unit, and the income and value of same, are not part of normal or expected compensation for purposes of calculating any severance, resignation, termination, redundancy, dismissal, end-of-service payments, bonuses, long-service awards, pension or retirement or welfare benefits or similar payments;

    (h) unless otherwise agreed with the Company, the Restricted Stock Units and the Shares subject to the Restricted Stock Units, and the income and value of same, are not granted as consideration for, or in connection with, the service Participant may provide as a director of an Affiliate;

    (i) the future value of the underlying Shares is unknown, indeterminable and cannot be predicted with certainty;

    (j) no claim or entitlement to compensation or damages shall arise from forfeiture of the Restricted Stock Units resulting from Participant's termination as a Service Provider (for any reason whatsoever whether or not later found to be invalid or in breach of applicable laws in the jurisdiction where Participant is employed or the terms of Participant's service agreement, if any), and in consideration of the grant of the Restricted Stock Units to which Participant is otherwise not entitled, Participant irrevocably agrees never to institute any claim against the Company, any of its Affiliates or the Employer, waives his or her ability, if any, to bring any such claim, and releases the Company, any Affiliates and the Employer from any such claim; if, notwithstanding the foregoing, any such claim is allowed by a court of competent jurisdiction, then, by participating in the Plan, Participant shall be deemed irrevocably to have agreed not to pursue such claim and agrees to execute any and all documents necessary to request dismissal or withdrawal of such claim; and

    (k) the following provisions apply only if Participant is providing services outside the United States:

        (i) the Restricted Stock Units and the Shares subject to the Restricted Stock Units are not part of normal or expected compensation or salary for any purpose; and

        (ii) Participant acknowledges and agrees that neither the Company, the Employer nor any Affiliate shall be liable for any foreign exchange rate fluctuation between Participant's local currency and the United States Dollar that may affect the value of the Restricted Stock Units or of any amounts due to Participant pursuant to the settlement of the Restricted Stock Units or the subsequent sale of any Shares acquired upon settlement.

11. No Advice Regarding Grant. The Company is not providing any tax, legal or financial advice, nor is the Company making any recommendations regarding Participant's participation in the Plan, or Participant's acquisition or sale of the underlying Shares. Participant is hereby advised to consult with his or her own personal tax, legal and financial advisors regarding his or her participation in the Plan before taking any action related to the Plan.

12. Data Privacy. Participant hereby explicitly and unambiguously consents to the collection, use and transfer, in electronic or other form, of Participant's personal data as described in this Agreement and any other Restricted Stock Unit grant materials ("Data") by and among, as applicable, the Employer, the Company and its Affiliates for the exclusive purpose of implementing, administering and managing Participant's participation in the Plan.

    Participant understands that the Company and the Employer may hold certain personal information about Participant, including, but not limited to, Participant's name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any Shares or directorships held in the Company, details of all Restricted Stock Units or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant's favor, for the exclusive purpose of implementing, administering and managing the Plan.

    Participant understands that Data will be transferred to one or more stock plan service provider as may be selected by the Company in the future, which is assisting the Company with the implementation, administration and management of the Plan. Participant understands that the recipients of the Data may be located in the United States or elsewhere, and that the recipients' country of operation (e.g., the United States) may have different data privacy laws and protections than Participant's country. Participant understands that if he or she resides outside the United States, he or she may request a list with the names and addresses of any potential recipients of the Data by contacting his or her local human resources representative. Participant authorizes the Company, or any other stock plan service provider and any other possible recipients which may assist the Company (presently or in the future) with implementing, administering and managing the Plan to receive, possess, use, retain and transfer the Data, in electronic or other form, for the sole purpose of implementing, administering and managing his or her participation in the Plan. Participant understands that Data will be held only as long as is necessary to implement, administer and manage Participant's participation in the Plan. Participant understands if he or she resides outside the United States, he or she may, at any time, view Data, request additional information about the storage and processing of Data, require any necessary amendments to Data or refuse or withdraw the consents herein, in any case without cost, by contacting in writing his or her local human resources representative. Further, Participant understands that he or she is providing the consents herein on a purely voluntary basis. If Participant does not consent, or if Participant later seeks to revoke his or her consent, his or her service and career with the Employer will not be adversely affected; the only adverse consequence of refusing or withdrawing Participant's consent is that the Company would not be able to grant Participant Restricted Stock Units or other equity awards or administer or maintain such awards. Therefore, Participant understands that refusing or withdrawing his or her consent may affect Participant's ability to participate in the Plan. For more information on the consequences of Participant's refusal to consent or withdrawal of consent, Participant understands that he or she may contact his or her local human resources representative.

13. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its Equity Administrator at EMPIRE GLOBAL CORP., Suite 701, 130 Adelaide St. W., Toronto, Ontario, M5H 2K4, Canada, or at such other address as the Company may hereafter designate in writing.

14. Grant is Not Transferable. Except to the limited extent provided in Section 6, this grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

15. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

16. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any local, state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of Shares to Participant (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such local, state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

17. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

18. Administrator's Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Restricted Stock Units have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

19. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Restricted Stock Units awarded under the Plan or future Restricted Stock Units that may be awarded under the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

20. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

21. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

22. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

23. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to impose other requirements on Participant's participation in the Plan, on the Restricted Stock Units and on any Shares acquired under the Plan, including, but not limited to, any other requirements as may be necessary to comply with Section 409A or to otherwise avoid imposition of any additional tax or income recognition under Section 409A, and to require Participant to sign any additional agreements or undertakings that may be necessary to accomplish the foregoing.

24. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Award of Restricted Stock Units under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

25. Forfeiture Events. If a clawback event should occur, then to the extent permitted by applicable law, rules and regulations, the Administrator may, in its sole discretion, cause the Participant to forfeit and/or recover from the Participant the amount by which this Award, as originally determined, exceeded the size this Awards would have been had the financial statements been initially filed as restated, as determined by the Administrator. In this respect, the Administrator may (i) cancel, without payment or any consideration whatsoever, the portion of this Award that has not yet been settled, (ii) require the Participant to return Shares previously issued upon settlement of this Award, or (iii) if such Shares were sold, transferred or otherwise disposed by the Participant, cause the Participant to repay to the Company the amount that the Participant realized upon settlement of the Award.

    If the Company reasonably believes that a clawback event has occurred, the Participant understands and agrees that the Company may, in its sole discretion, restrict the Participant's ability to directly or indirectly sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, swap, hedge, transfer, or otherwise dispose of any Shares held by the Participant (whether issued in connection with this Option or otherwise) pending a final determination by the Administrator that a clawback event has or has not occurred. Such determination shall be made as soon as administratively practicable but in no event will the Participant be restricted in accordance with the preceding sentence for more than that period of time reasonably necessary for the Administrator to determine the existence of a clawback event. The Participant further understands and agrees that that the Company shall have no responsibility or liability for any fluctuations that occur in the price of Shares or for any potential loss or gain the Participant could have realized from the sale of his or her Shares during the period of time in which the Participant is restricted in accordance with this Section 25.

    Any failure by the Company to assert the forfeiture and repayment rights under this Section 25 with respect to specific claims against the Participant shall not waive, or operate to waive, the Company's right to later assert its rights hereunder with respect to other or subsequent claims against the Participant.

    The Company's forfeiture and repayment rights under this Section 25 shall be in addition to, and not in lieu of, actions the Company may take to remedy or discipline any misconduct by the Participant including, but not limited to, termination of employment or initiation of appropriate legal action.

    A "clawback event" will be deemed to have occurred if at any time while the Participant is or was an executive officer of the Company:

    (i) the financial statements of the Company are restated;

    (ii) in the reasonable judgment of a majority of the independent members of the Board or the Administrator, the financial statements as so restated would have resulted in either this Award not having been granted or the size of this Award reduced if such information had been known at the time this Award granted or the size of this Award had originally been calculated or determined; and

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

    (iii) Participant's intentional misconduct, fraud, and/or embezzlement led, in whole or in part, to restatement of the financial statements.

26. Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of law principles thereof. For purposes of litigating any dispute that arises under this grant of Restricted Stock Units or this Agreement, the parties hereby submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts, and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum and no other courts, where this grant of Restricted Stock Units is made and/or to be performed. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally with the State of Delaware.

27. Appendix. Notwithstanding any provisions in this Agreement, the Restricted Stock Unit grant shall be subject to any special terms and conditions set forth in any Appendix to this Agreement for Participant's country. Moreover, if Participant relocates to one of the countries included in the Appendix, the special terms and conditions for such country will apply to Participant, to the extent the Company determines that the application of such terms and conditions is necessary or advisable for legal or administrative reasons. The Appendix constitutes part of this Agreement.

28. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Service Provider.

29. Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant's country of residence, Participant may be subject to insider trading restrictions and/or market abuse laws, which affect Participant's ability to acquire or sell Shares or rights to Shares (e.g., Restricted Stock Units) under the Plan during such times as Participant is considered to have "inside information" regarding the Company (as defined by the laws in Participant's country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is responsible for complying with any applicable restrictions and are advised to speak with a personal legal advisor on this matter.

30. Foreign Asset/Account Reporting Requirements; Exchange Controls. Participant acknowledges that his or her country may have certain foreign asset and/or account reporting requirements and/or exchange controls that may affect his or her ability to acquire or hold Shares or cash received from participating in the Plan (including from any dividends received or sale proceeds arising from the sale of Shares) in a brokerage or bank account outside Participant's country. Participant may be required to report such accounts, assets or transactions to the tax or other authorities in his or her country. Participant also may be required to repatriate sale proceeds or other funds received as a result of his or her participation in the Plan to his or her country through a designated bank or broker and/or within a certain time after receipt. Participant acknowledges that it is his or her responsibility to be compliant with such regulations, and Participant is advised to speak with a personal legal advisor for any details.


                                APPENDIX TO THE
                TERMS AND CONDITIONS OF THE RESTRICTED STOCK UNITS

Terms and Conditions

This Appendix includes additional terms and conditions that govern the Restricted Stock Units granted to Participant under the Plan if Participant works in one of the countries listed below. If Participant is a citizen or resident of a country (or if Participant is considered as such for local law purposes) other than the one in which Participant is currently working or if Participant moves to another country after the grant is made, the Company will, in its discretion, determine the extent to which the terms and conditions in this Appendix will apply to Participant.

Unless otherwise provided below, capitalized terms used but not defined in this Appendix shall have the same meanings assigned to them in the Plan and the Agreement, as applicable.

Notifications

This Appendix also includes notifications regarding certain other issues of which Participant should be aware with respect to the Restricted Stock Units granted under the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of January 2016. Such laws are often complex and change frequently. As a result, the Company strongly recommends that Participant not rely on the information in this Appendix as the only source of information relating to the Restricted Stock Units because the information may be out of date at the time that the Restricted Stock Units vest and Shares are issued or such Shares are subsequently sold.

In addition, the information contained herein is general in nature and may not apply to Participant's particular situation and the Company is not in a position to assure Participant of any particular result. Further, if Participant is a citizen or resident of a country (or if Participant is considered as such for local law purposes) other than the one in which Participant is currently working or if Participant moves to another country after Participant's Restricted Stock Units are granted, the information contained herein may not be applicable to Participant. Accordingly, Participant is advised to seek appropriate professional advice as to how the relevant laws in Participant's country may apply to Participant's situation.


AUSTRIA

Notifications

Exchange Control Information. If Participant holds Shares acquired under the Plan outside Austria (even if Participant holds them outside of Austria with an Austrian bank), Participant must submit an annual report to the Austrian

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

National Bank using the form "Standmeldung/Wertpapiere." An exemption applies if the value of the shares held outside Austria as of December 31 does not exceed EUR 5,000,000 or the value of the shares as of any quarter does not exceed
EUR 30,000,000. If the former threshold is exceeded, annual reporting obligations are imposed, whereas if the latter threshold is exceeded, quarterly reports must be submitted. The deadline for filing the annual report is March 31 of the following year.

When the Shares are sold, there may be exchange control obligations if the cash received is held outside Austria, as a separate reporting requirement applies to any non-Austrian cash accounts. If the transaction volume of all of Participant's cash accounts abroad exceeds EUR 3,000,000, the movements and the balance of all accounts must be reported monthly, as of the last day of the month, on or before the 15th day of the following month, using the form "Meldungen SI-Forderungen und/oder SI-Verpflichtungen." If the transaction value of all cash accounts abroad is less than EUR 3,000,000, no ongoing reporting requirements apply. Participant is responsible for complying with applicable reporting obligations and should speak with a personal legal advisor in this regard.

Consumer Protection Information. Participant may be entitled to revoke the Agreement on the basis of the Austrian Consumer Protection Act (the "Act") under the conditions listed below, if the Act is considered to be applicable to the Agreement and the Plan:

    (i) The revocation must be made within one week after Participant receives the Agreement.

    (ii) The revocation must be in written form. It is sufficient if Participant returns the Agreement to the Company or the Company's representative with language that can be understood as his or her refusal to honor the Agreement, provided the revocation is sent within the period noted above.


CANADA

Terms and Conditions

Forfeiture upon Termination as Service Provider. The following provision replaces the second paragraph in Section 5 of the Agreement:

In the event Participant ceases to be a Service Provider, regardless of the reason for such termination and whether such termination is effected by Participant or the Employer, with or without cause, Participant's right to vest in the Restricted Stock Units and receive Shares under the Plan, if any, will terminate as of the actual Date of Termination. For this purpose, "Date of Termination" shall mean the last day on which Participant is actively employed by the Employer, and shall not include or be extended by any period following such day during which Participant is in receipt of or eligible to receive any notice of termination, pay in lieu of notice of termination, severance pay or any other payments or damages, whether arising under statute, contract or at common law.

Notifications

Securities Law Information. Participant is permitted to sell Shares acquired under the Plan through the designated broker appointed by the Company, provided that such sale takes place outside of Canada through facilities of a stock

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

exchange on which the Shares are listed. The Shares are quoted on the OTC Markets Inc. OTCQB certified Market under the ticker symbol "EMGL."

Foreign Asset/Account Reporting Information. Canadian residents are required to report any foreign property, including Shares and rights to receive Shares (e.g., Restricted Stock Units), annually on Form T1135 (Foreign Income Verification Statement) if the total cost of the individual's foreign property exceeds C$100,000 at any time during the year. Thus, if the C$100,000 cost threshold is exceeded by other foreign property held by the individual, Restricted Stock Units must be reported. Such Restricted Stock Units may be reported at a nil cost.

For purposes of the reporting, Shares acquired under the Plan may be reported at their adjusted cost bases. The adjusted cost basis of a Share is generally equal to the fair market value of such Share at the time of acquisition; however, if the individual owns other Shares (e.g., acquired under other circumstances or at another time), the adjusted cost basis may be different.

Participant is advised to consult his or her personal tax advisor to determine Participant's exact reporting requirements in this regard.


ITALY

Terms and Conditions

Data Privacy. The following provisions replace Section 12 of the Agreement:

Participant understands that the Employer, the Company, and any Affiliate may hold certain personal information about Participant, including his or her name, home address and telephone number, date of birth, social insurance number or other identification number, salary, nationality, job title, any shares or directorships Participant holds in the Company, details of the Plan or any other entitlement to Shares awarded, canceled, exercised, vested, unvested or outstanding in Participant's favor ("Data"), for the exclusive purpose of managing and administering the Plan.

Participant also understands that providing the Company with the Data is necessary for the performance of the Plan and that his or her refusal to provide such Data would make it impossible for the Company to perform its obligations and may affect Participant's ability to participate in the Plan. The Controller of personal data processing is EMPIRE GLOBAL CORP. with registered offices at Suite 701, 130 Adelaide St. W., Toronto, Ontario, M5H 2K4, Canada, and, pursuant to D.lgs 196/2003, its representative in Italy is EMPIRE GLOBAL CORP. Sede Secondaria, with branch registered at Viale JF Kennedy 6, Grottaferrata (RM), Italy.

Participant understands that Participant's Data will not be publicized, but it may be transferred to banks, other financial institutions or brokers involved in the management and administration of the Plan. Participant further understands that the Company and any Affiliate will transfer Data amongst themselves as necessary for the purpose of implementation, administration and management of the Plan, and that the Company and any Affiliate may each further transfer Data to third parties assisting the Company in the implementation, administration and management of the Plan, including any requisite transfer to a broker or another third party with whom Participant may elect to deposit any Shares acquired under the Plan. Such recipients may receive, possess, use, retain and transfer the Data in electronic or other form, for the purposes of implementing, administering and managing the Plan. Participant understands that these recipients may be located in the European Economic Area or elsewhere, such as the U.S. Should the Company exercise its discretion in suspending all necessary legal obligations connected with the management and administration of the Plan, it will delete Participant's Data as soon as it has accomplished all the necessary legal obligations connected with the management and administration of the Plan.

Participant understands that Data processing related to the purposes specified above shall take place under automated or non-automated conditions, anonymously when possible, that comply with the purposes for which Data is collected and with confidentiality and security provisions as set forth by applicable laws and regulations, with specific reference to Legislative Decree no. 196/2003.

The processing activity, including communication, the transfer of Participant's Data abroad, including outside of the European Economic Area, as herein specified and pursuant to applicable laws and regulations, does not require Participant's consent thereto as the processing is necessary to performance of contractual obligations related to implementation, administration and management of the Plan. Participant understands that, pursuant to Section 7 of the Legislative Decree no. 196/2003, Participant has the right to, including but not limited to, access, delete, update, ask for rectification of Participant's Data and cease, for legitimate reason, the Data processing. Furthermore, Participant is aware that Participant's Data will not be used for direct marketing purposes. In addition, the Data provided may be reviewed and questions or complaints can be addressed by contacting Participant's human resources department.

Plan Document Acknowledgment. By accepting the Restricted Stock Units, Participant acknowledges that Participant has received a copy of the Plan and the Agreement and has reviewed the Plan and the Agreement, including this Appendix, in their entirety and fully understands and accepts all provisions of the Plan and the Agreement, including this Appendix. Participant further acknowledges that Participant has read and specifically and expressly approves the following sections of the Agreement: Section 2 - Company's Obligation to Pay; Section 3 - Vesting Schedule; Section 5 - Forfeiture upon Termination as Service Provider; Section 7 - Tax Withholding; Section 9 - No Guarantee of Continued Service; Section 10 - Nature of Grant; Section 19 - Electronic Delivery; Section 26 - Governing Law; Venue; Section 27 - Appendix; and the above Data Privacy notice which replaces Section 12 of the Agreement.

Notifications

Foreign Asset/Account Reporting Information. Italian residents who, at any time during the fiscal year, hold foreign financial assets (including Shares) which may generate income taxable in Italy are required to report these assets on their annual tax returns (UNICO Form, RW Schedule) for the year during which the assets are held, or on a special form if no tax return is due. These reporting obligations will also apply to Italian residents who are the beneficial owners of foreign financial assets under Italian money laundering provisions. Participant is responsible for complying with this reporting obligation and should speak with a personal legal advisor in this regard.


UNITED KINGDOM

Terms and Conditions

Responsibility for Taxes. The following supplements Section 7(a) of the
Agreement:


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

Participant acknowledges and agrees that, if payment or withholding of Participant's income tax liability is not made within ninety (90) days of the end of the U.K. tax year in which the event giving rise to such liability occurs or such other period specified in Section 222(1)(c) of Income Tax (Earnings and Pensions) Act 2003 (the "Due Date"), the amount of any uncollected income tax shall constitute a loan owed by Participant to the Employer, effective on the Due Date. The loan will bear interest at the then-current Official Rate of HM Revenue & Customs ("HMRC"), it will be immediately due and repayable, and the Company or the Employer may recover it from Participant at any time thereafter by any of the means referred to the Section 7(a) of the Agreement.

Notwithstanding the foregoing, if Participant is a director or executive officer of the Company (within the meaning of Section 13(k) of the U.S. Securities and Exchange Act of 1934, as amended), Participant shall not be eligible for a loan from the Company or the Employer to cover the unpaid income tax liability. In this case, Participant acknowledges that the amount of any income tax not collected from or paid by Participant by the Due Date may constitute a benefit to Participant on which additional income tax and employee National Insurance contributions ("NICs") may be payable. Participant will be responsible for reporting and paying any income tax due on this additional benefit directly to HMRC under the self-assessment regime and for paying to the Company and/or the Employer (as appropriate) the amount of any employee NICs due on this additional benefit, which may also be recovered from Participant by any of the means referred to in Section 7(a) of the Agreement.




































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

                               EMPIRE GLOBAL CORP.
                           2016 EQUITY INCENTIVE PLAN
                         NOTICE OF GRANT OF STOCK OPTION

Unless otherwise defined herein, the terms defined in the EMPIRE GLOBAL CORP. 2016 Equity Incentive Plan (the "Plan") will have the same defined meanings in this Notice of Grant of Stock Option (the "Notice of Grant") and Terms and Conditions of Stock Option Grant, attached hereto as Exhibit B (together, the "Agreement").

    NAME:   _________________________

    ADDRESS:
            _________________________

            _________________________

            _________________________

    COUNTRY:
            _________________________


You have been granted an option to purchase common stock of the Company, subject to the terms and conditions of the Plan and this Agreement, as follows:

    Date of Grant:              ____________ (mm/dd/yyyy)

    Vesting Commencement Date:  ____________ (mm/dd/yyyy)

    Exercise Price per Share:   ____________

    Total Number of Shares
    Granted:                    ____________ shares granted

    Total Exercise Price:       ____________

    Type of Option:             ____________

    Term/Expiration Date:       ____________ (mm/dd/yyyy)

    Vesting Schedule:           ____________

Subject to any accelerated vesting provisions set forth below or in the Plan, this Option shall be exercisable, in whole or in part, in accordance with the following schedule:

Twenty-five (25%) of the Shares subject to the Option shall vest twelve (12) months after the Vesting Commencement Date, and one forty-eighth (1/48th) of the Shares subject to the Option shall vest each month thereafter on the same day of the month as the Vesting Commencement Date (and if there is no corresponding day, on the last day of the month), subject to Participant continuing to be a Service Provider through each such date.

Accelerated Vesting:

Notwithstanding the previous sentence, in the event that Participant ceases to be a Service Provider due to Retirement, death or Disability, the Restricted Stock Units will immediately vest in full.

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

Termination Period:

This Option may be exercised for three (3) months after Participant ceases to be a Service Provider; except that in the case of termination of status as a Service Provider by death, Retirement or Disability, such Option may be exercised for twelve (12) months after such applicable qualifying event. In no event shall this Option be exercised later than the Term/Expiration Date as provided above.

By your acceptance and/or exercise of this Option, you and the Company agree that this Option is granted under and governed by the terms and conditions of the Plan and this Option Agreement. Participant has reviewed the Plan and this Agreement in their entirety, has had an opportunity to obtain the advice of counsel prior to acceptance of this Option and fully understands all provisions of the Plan and this Agreement. Participant hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions relating to the Plan and this Agreement. Participant further agrees to notify the Company upon any change in his or her residence address.


            EXHIBIT B - TERMS AND CONDITIONS OF STOCK OPTION GRANT

1. Grant. The Company hereby grants to the Participant named in the Notice of Grant ("Participant") an option (the "Option") to purchase the number of Shares, as set forth in the Notice of Grant, at the exercise price per Share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms and conditions in this Agreement and the Plan, which is incorporated herein by reference. Subject to Section 20 of the Plan, in the event of a conflict between the terms and conditions of the Plan and the terms and conditions of this Agreement, the terms and conditions of the Plan will prevail.

    If designated in the Notice of Grant as an Incentive Stock Option ("ISO"), this Option is intended to qualify as an Incentive Stock Option as defined in Section 422 of the Code. However, if this Option is intended to be an Incentive Stock Option, to the extent that it exceeds the $100,000 rule of Code Section 422(d) it will be treated as a Non-statutory Stock Option ("NSO"). Further, if for any reason this Option (or portion thereof) will not qualify as an ISO, then, to the extent of such nonqualification, such Option (or portion thereof) shall be regarded as a NSO granted under the Plan. In no event will the Administrator, the Company or any Affiliate or any of their respective employees or directors have any liability to Participant (or any other person) due to the failure of the Option to qualify for any reason as an ISO.

2. Vesting Schedule. Except as provided in Section 3, the Option awarded by this Agreement will vest in according to the vesting schedule set forth in the Notice of Grant. Shares scheduled to vest on a certain date or upon the occurrence of a certain condition will not vest in Participant in accordance with any of the provisions of this Agreement, unless Participant will have been continuously a Service Provider from the Date of Grant until the date such vesting occurs.

3. Administrator's Discretion. The Administrator, in its discretion, may accelerate the vesting of the balance, or some lesser portion of the balance, of the unvested Option at any time, subject to the terms of the Plan. If so accelerated, such Option will be considered as having vested as of the date specified by the Administrator.

4. Exercise of Option. This Option may be exercised only within the term set out in the Notice of Grant, and may be exercised during such term only in accordance with the Plan and the terms of this Agreement.

    This Option is exercisable by delivery of an exercise notice, in the form attached as Exhibit C (the "Exercise Notice") or in a manner and pursuant to such procedures as the Administrator may determine, which will state the election to exercise the Option, the number of Shares in respect of which the Option is being exercised (the "Exercised Shares"), and such other representations and agreements as may be required by the Company pursuant to the provisions of the Plan. The Exercise Notice will be completed by Participant and delivered to the Company. The Exercise Notice will be accompanied by payment of the aggregate Exercise Price as to all Exercised Shares together with any applicable tax withholding. This Option will be deemed to be exercised upon receipt by the Company of such fully executed Exercise Notice accompanied by the aggregate Exercise Price.

5. Method of Payment. Payment of the aggregate Exercise Price will be by any of the following, or a combination thereof, at the election of Participant:

    a.  cash;
    b.  check;
    c. consideration received by the Company under a formal cashless exercise program adopted by the Company in connection with the Plan; or
    d. surrender of other Shares which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Exercised Shares.

6.  Tax Obligations.

    (a) Withholding of Taxes. Notwithstanding any contrary provision of this Agreement, no certificate representing the Shares will be issued to Participant, unless and until satisfactory arrangements (as determined by the Administrator) will have been made by Participant with respect to the payment of income, employment and other taxes which the Company determines must be withheld with respect to such Shares. To the extent determined appropriate by the Company in its discretion, it shall have the right (but not the obligation) to satisfy any tax withholding obligations by reducing the number of Shares otherwise deliverable to Participant. If Participant fails to make satisfactory arrangements for the payment of any required tax withholding obligations hereunder at the time of the Option exercise, Participant acknowledges and agrees that the Company may refuse to honor the exercise and refuse to deliver the Shares if such withholding amounts are not delivered at the time of exercise.

    (b) Notice of Disqualifying Disposition of ISO Shares. If the Option granted to Participant herein is an ISO, and if Participant sells or otherwise disposes of any of the Shares acquired pursuant to the ISO on or before the later of (i) the date two (2) years after the Grant Date, or (ii) the date one (1) year after the date of exercise, Participant will immediately notify the Company in writing of such disposition. Participant agrees that Participant may be subject to income tax withholding by the Company on the compensation income recognized by Participant.

    (c) Code Section 409A. Under Code Section 409A, an Option that was granted with a per Share exercise price that is determined by the Internal Revenue Service (the "IRS") to be less than the Fair Market Value of a Share on the date of grant (a "Discount Option") may be considered

        "deferred compensation." A Discount Option may result in (i) income recognition by Participant prior to the exercise of the option, (ii) an additional twenty percent (20%) federal income tax, and (iii) potential penalty and interest charges. The Discount Option may also result in additional state income, penalty and interest tax to the Participant. Participant acknowledges that the Company cannot and has not guaranteed that the IRS will agree that the per Share exercise price of this Option equals or exceeds the Fair Market Value of a Share on the Date of Grant in a later examination. Participant agrees that if the IRS determines that the Option was granted with a per Share exercise price that was less than the Fair Market Value of a Share on the date of grant, Participant will be solely responsible for Participant's costs related to such a determination.



7. Rights as Stockholder. Neither the Participant nor any person claiming under or through the Participant will have any of the rights or privileges of a stockholder of the Company in respect of any Shares deliverable hereunder unless and until certificates representing such Shares will have been issued, recorded on the records of the Company or its transfer agents or registrars, and delivered to the Participant. After such issuance, recordation and delivery, Participant will have all the rights of a stockholder of the Company with respect to voting such Shares and receipt of dividends and distributions on such Shares.

8. No Guarantee of Continued Service. PARTICIPANT ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE VESTING SCHEDULE HEREOF IS EARNED ONLY BY CONTINUING AS A SERVICE PROVIDER AT THE WILL OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) AND NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER. PARTICIPANT FURTHER ACKNOWLEDGES AND AGREES THAT THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREUNDER AND THE VESTING SCHEDULE SET FORTH HEREIN DO NOT CONSTITUTE AN EXPRESS OR IMPLIED PROMISE OF CONTINUED ENGAGEMENT AS A SERVICE PROVIDER FOR THE VESTING PERIOD, FOR ANY PERIOD, OR AT ALL, AND WILL NOT INTERFERE IN ANY WAY WITH PARTICIPANT'S RIGHT OR THE RIGHT OF THE COMPANY (OR THE AFFILIATE EMPLOYING OR RETAINING PARTICIPANT) TO TERMINATE PARTICIPANT'S RELATIONSHIP AS A SERVICE PROVIDER AT ANY TIME, WITH OR WITHOUT CAUSE.

9. Address for Notices. Any notice to be given to the Company under the terms of this Agreement will be addressed to the Company, in care of its Stock Administrator at EMPIRE GLOBAL CORP., Suite 701, 130 Adelaide St. W., Toronto, Ontario, M5H 2K4, Canada, or at such other address as the Company may hereafter designate in writing.

10. Grant is Not Transferable. This grant and the rights and privileges conferred hereby will not be transferred, assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and will not be subject to sale under execution, attachment or similar process. Upon any attempt to transfer, assign, pledge, hypothecate or otherwise dispose of this grant, or any right or privilege conferred hereby, or upon any attempted sale under any execution, attachment or similar process, this grant and the rights and privileges conferred hereby immediately will become null and void.

11. Binding Agreement. Subject to the limitation on the transferability of this grant contained herein, this Agreement will be binding upon and inure to the benefit of the heirs, legatees, legal representatives, successors and assigns of the parties hereto.

12. Additional Conditions to Issuance of Stock. If at any time the Company will determine, in its discretion, that the listing, registration or qualification of the Shares upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory authority is necessary or desirable as a condition to the issuance of shares to the Participant (or his estate), such issuance will not occur unless and until such listing, registration, qualification, consent or approval will have been effected or obtained free of any conditions not acceptable to the Company. Where the Company determines that the delivery of the payment of any Shares will violate federal securities laws or other applicable laws, the Company will defer delivery until the earliest date at which the Company reasonably anticipates that the delivery of Shares will no longer cause such violation. The Company will make all reasonable efforts to meet the requirements of any such state or federal law or securities exchange and to obtain any such consent or approval of any such governmental authority.

13. Plan Governs. This Agreement is subject to all terms and provisions of the Plan. In the event of a conflict between one or more provisions of this Agreement and one or more provisions of the Plan, the provisions of the Plan will govern.

14. Administrator's Authority. The Administrator will have the power to interpret the Plan and this Agreement and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith and to interpret or revoke any such rules (including, but not limited to, the determination of whether or not any Options have vested). All actions taken and all interpretations and determinations made by the Administrator in good faith will be final and binding upon Participant, the Company and all other interested persons. No member of the Administrator will be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or this Agreement.

15. Electronic Delivery. The Company may, in its sole discretion, decide to deliver any documents related to Options awarded under the Plan or future Options that may be awarded under the Plan by electronic means or request Participant's consent to participate in the Plan by electronic means. Participant hereby consents to receive such documents by electronic delivery and agrees to participate in the Plan through any on-line or electronic system established and maintained by the Company or another third party designated by the Company.

16. Captions. Captions provided herein are for convenience only and are not to serve as a basis for interpretation or construction of this Agreement.

17. Agreement Severable. In the event that any provision in this Agreement will be held invalid or unenforceable, such provision will be severable from, and such invalidity or unenforceability will not be construed to have any effect on, the remaining provisions of this Agreement.

18. Language. If Participant has received this Agreement or any other document related to the Plan translated into a language other than English and if the meaning of the translated version is different than the English version, the English version will control.

19. Modifications to the Agreement. This Agreement constitutes the entire understanding of the parties on the subjects covered. Participant expressly warrants that he or she is not accepting this Agreement in reliance on any promises, representations, or inducements other than those contained herein. Modifications to this Agreement or the Plan can be made only in an express written contract executed by a duly authorized officer of the Company. Notwithstanding anything to the contrary in the Plan or this Agreement, the Company reserves the right to revise this Agreement as it deems necessary or advisable, in its sole discretion and without the consent of Participant, to comply with Section 409A of the Code or to otherwise avoid imposition of any additional tax or income recognition under Section 409A of the Code in connection to this Option.

20. Amendment, Suspension or Termination of the Plan. By accepting this Award, Participant expressly warrants that he or she has received an Option under the Plan, and has received, read and understood a description of the Plan. Participant understands that the Plan is discretionary in nature and may be amended, suspended or terminated by the Company at any time.

21. Forfeiture Events. If a clawback event should occur, then to the extent permitted by applicable law, rules and regulations, the Administrator may, in its sole discretion, cause the Participant to forfeit and/or recover from the Participant the amount by which this Award, as originally determined, exceeded the size this Option would have been had the financial statements been initially filed as restated, as determined by the Administrator. In this respect, the Administrator may (i) cancel, without payment or any consideration whatsoever, the portion of this Option that has not yet been exercised, (ii) require the Participant to return Shares previously issued upon exercise of this Option, or (iii) if such Shares were sold, transferred or otherwise disposed by the Participant, cause the Participant to repay to the Company the amount, net of any Exercise Price, that the Participant realized upon exercise of the Option.

    If the Company reasonably believes that a clawback event has occurred, the Participant understands and agrees that the Company may, in its sole discretion, restrict the Participant's ability to directly or indirectly sell, offer, contract or grant any option to sell (including without limitation any short sale), pledge, swap, hedge, transfer, or otherwise dispose of any Shares held by the Participant (whether issued in connection with this Option or otherwise) pending a final determination by the Administrator that a clawback event has or has not occurred. Such determination shall be made as soon as administratively practicable but in no event will the Participant be restricted in accordance with the preceding sentence for more than that period of time reasonably necessary for the Administrator to determine the existence of a clawback event. The Participant further understands and agrees that that the Company shall have no responsibility or liability for any fluctuations that occur in the price of Shares or for any potential loss or gain the Participant could have realized from the sale of his or her Shares during the period of time in which the Participant is restricted in accordance with this Section 21.

    Any failure by the Company to assert the forfeiture and repayment rights under this Section 21 with respect to specific claims against the Participant shall not waive, or operate to waive, the Company's right to later assert its rights hereunder with respect to other or subsequent claims against the Participant.

    The Company's forfeiture and repayment rights under this Section 21 shall be in addition to, and not in lieu of, actions the Company may take to remedy or discipline any misconduct by the Participant including, but not limited to, termination of employment or initiation of appropriate legal action.

    A "clawback event" will be deemed to have occurred if at any time while the Participant is or was an executive officer of the Company:

    (i) the financial statements of the Company are restated;

    (ii) in the reasonable judgment of a majority of the independent members of the Board or the Administrator, the financial statements as so restated would have resulted in either this Award not having been granted or the size of this Award reduced if such information had been known at the time this Award granted or the size of this Award had originally been calculated or determined; and

    (iii) Participant's intentional misconduct, fraud, and/or embezzlement led, in whole or in part, to restatement of the financial statements.

22. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its rules of conflict of law principles thereof. For purposes of litigating any dispute that arises under this grant of Restricted Stock Units or this Agreement, the parties hereby submit to the exclusive jurisdiction of the courts of the State of Delaware and of the United States of America located in the State of Delaware (the "Delaware Courts") for any litigation arising out of or relating to this Agreement and the transactions contemplated hereby (and agrees not to commence any litigation relating thereto except in such courts), waives any objection to the laying of venue of any such litigation in the Delaware Courts, and agrees not to plead or claim in any Delaware Court that such litigation brought therein has been brought in any inconvenient forum and no other courts, where this grant of Restricted
    Stock Units is made and/or to be performed. Each of the parties hereto agrees, (a) to the extent such party is not otherwise subject to service of process in the State of Delaware, to appoint and maintain an agent in the State of Delaware as such party's agent for acceptance of legal process, and (b) that service of process may also be made on such party by prepaid certified mail with a proof of mailing receipt validated by United States Postal Service constituting evidence of valid service. Service made pursuant to (a) or (b) above shall have the same legal force and effect as if served upon such party personally with the State of Delaware.

23. Waiver. Participant acknowledges that a waiver by the Company of breach of any provision of this Agreement shall not operate or be construed as a waiver of any other provision of this Agreement, or of any subsequent breach by Participant or any other Service Provider.

24. Insider Trading Restrictions/Market Abuse Laws. Participant acknowledges that, depending on Participant's country of residence, Participant may be subject to insider trading restrictions and/or market abuse laws, which affect Participant's ability to acquire or sell Shares or rights to Shares under the Plan during such times as Participant is considered to have "inside information" regarding the Company (as defined by the laws in Participant's country). Any restrictions under these laws or regulations are separate from and in addition to any restrictions that may be imposed under any applicable Company insider trading policy. Participant is responsible for complying with any applicable restrictions and are advised to speak with a personal legal advisor on this matter.

                        EXHIBIT C - EXERCISE NOTICE
                            EMPIRE GLOBAL CORP.
                        2016 EQUITY INCENTIVE PLAN


                             EMPIRE GLOBAL CORP.
                      Suite 701, 130 Adelaide St., W.
                      Toronto, Ontario, M5H 2K4 Canada

Attention: Stock Administrator

1. Exercise of Option. Effective as of today, ________________, _____, the undersigned ("Purchaser") hereby elects to purchase ______________ shares (the "Shares") of the common stock of EMPIRE GLOBAL CORP. (the "Company") under and pursuant to the 2016 Equity Incentive Plan (the "Plan") and the Stock Option Agreement dated ________ (the "Agreement"). The purchase price for the Shares will be $_____________, as required by the Agreement.

2. Delivery of Payment. Purchaser herewith delivers to the Company the full purchase price of the Shares and any required tax withholding to be paid in connection with the exercise of the Option.

3. Representations of Purchaser. Purchaser acknowledges that Purchaser has received, read and understood the Plan and the Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as Stockholder. Until the issuance (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) of the Shares, no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to Option, notwithstanding the exercise of the Option. The Shares so acquired will be issued to Participant as soon as practicable after exercise of the Option. No adjustment will be made for a dividend or other right for which the record date is prior to the date of issuance, except as provided in Section 15 of the Plan.

5. Tax Consultation. Purchaser understands that Purchaser may suffer adverse tax consequences as a result of Purchaser's purchase or disposition of the Shares. Purchaser represents that Purchaser has consulted with any tax consultants Purchaser deems advisable in connection with the purchase or disposition of the Shares and that Purchaser is not relying on the Company for any tax advice.

6. Entire Agreement; Governing Law. The Plan and Agreement are incorporated herein by reference. This Exercise Notice, the Plan and the Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Purchaser with respect to the subject matter hereof, and may not be modified adversely to the Purchaser's interest except by means of a writing signed by the Company and Purchaser. This agreement is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware.



                           (Signature Page Follows)

    Submitted by:                               Accepted by:

    PURCHASER                                   EMPIRE GLOBAL CORP.




    Signature                                   By
    Print Name                                  Its

    Address:                                    Address:
                                                Suite 701, 130 Adelaide St. W.
                                                Toronto, Ontario, M5H 2K4


                                                Date Received

                        SCHEDULE "A" - PROXY CARD
                 ANNUAL GENERAL MEETING OF STOCKHOLDERS OF
                            EMPIRE GLOBAL CORP.
                             (the "Company")

 TO BE HELD AT Suite 701, 130 Adelaide St. W, Toronto, Ontario, Canada M5H 2K4

           ON Monday, August 8, 2016 at 10:00 a.m. (local time)
                             (the "Meeting")

The undersigned stockholder ("Registered Stockholder") of the Company hereby appoints, Michele Ciavarella, a director and officer of the Company, or failing this person, Alessandro Marcelli, or in the place of the foregoing, __________________________________________________________________ [print name]
as proxyholder for and on behalf of the Registered Stockholder with the power of substitution to attend, act and vote for and on behalf of the Registered Stockholder in respect of all matters that may properly come before the Meeting and at every adjournment thereof, to the same extent and with the same powers as if the undersigned Registered Stockholder were present at the said Meeting, or any adjournment thereof.

The Registered Stockholder hereby directs the proxyholder to vote the securities of the Company registered in the name of the Registered Stockholder as specified herein.

The undersigned appoints Michele Ciavarella and Alessandro Marcelli as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the Common Stock of EMPIRE GLOBAL CORP. (the "Company") held of record by the undersigned on June 10, 2016, at the Annual Meeting of Stockholders to be held at Suite 701, 130 Adelaide St. W., Toronto, Ontario, M5H 2K4, on August 8, 2016, or any adjournment thereof.

___  Please check this box only if you intend to attend and vote at the Meeting

To assist the Company in tabulating the votes submitted by proxy prior to the Meeting, we request that you mark, sign, date and return this Proxy by 10:00 am, July 27, 2016 using the enclosed envelope.


            THIS PROXY IS SOLICITED ON BEHALF MANAGEMENT OF THE COMPANY.
                        PLEASE MARK YOUR VOTE IN THE BOX.


PROPOSAL 1: Election of Directors

                                            For         Withhold
Nominees:

    Michele Ciavarella                      ___         ___
    Alessandro Marcelli                     ___         ___
    Beniamino Gianfelici                    ___         ___
    Luca Pasquini                           ___         ___
    Gabriele Peroni                         ___         ___
    Franco Salvagni                         ___         ___
    Quirino Mancini                         ___         ___
    Graham Martin                           ___         ___

PROPOSAL 2: To authorize the 2016 Equity

                                    For         Against     Withhold
Incentive Plan                      ___         ___         ___

PROPOSAL 3: For an Advisory Resolution on

Executive compensation              ___         ___         ___

PROPOSAL 4: Appointment of Independent Auditors

To ratify the selection of Paritz and Company, PA,
    as independent auditors
                                    ___         ___         ___


In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed by the Registered Stockholder. If no direction is made, this Proxy will be voted "FOR" each of the nominated directors and "FOR" the remaining Proposals.

    Dated:                          Signature:
          __________________                  __________________________


Please sign exactly as name appears below. When shares are held jointly, both Registered Stockholders should sign. When signing as attorney, executor, administrator, trustee or guardian, please indicate full title as such.

If a corporation, please indicate full corporate name; and if signed by the president or another authorized officer, please specify the officer's capacity.

If a partnership, please sign in partnership name by authorized person.




  SIGN HERE:
                           _____________________________________
  PLEASE PRINT NAME:
                           _____________________________________
  DATE:
                           _____________________________________
  NUMBER OF SHARES:
                           _____________________________________
  REPRESENTED BY PROXY:
                           _____________________________________


            THIS PROXY FORM IS NOT VALID UNLESS IT IS SIGNED AND DATED.
             SEE IMPORTANT INFORMATION AND INSTRUCTIONS ON REVERSE.

                        INSTRUCTIONS FOR COMPLETION OF PROXY

1. This form of proxy ("Instrument of Proxy") must be signed by you, the Registered Stockholder, or by your attorney duly authorized by you in writing, or, in the case of a corporation, by a duly authorized officer or representative of the corporation; and if executed by an attorney, officer, or other duly appointed representative, the original or a notarial copy of the instrument so empowering such person, or such other documentation in support as shall be acceptable to the Chairman of the Meeting, must accompany the Instrument of Proxy.

2. If this Instrument of Proxy is not dated in the space provided, authority is hereby given by you, the Registered Stockholder, for the proxyholder to date this proxy seven (7) calendar days after the date on which it was mailed to you, the Registered Stockholder.

3. A Registered Stockholder who wishes to attend the Meeting and vote on the resolutions in person, may simply register with the Inspectors of Election before the Meeting begins.

4. Registered Stockholder who is not able to attend the Meeting in person but wishes to vote on the resolutions, may do the following:

    a. appoint one of the management proxyholders named on the Instrument of Proxy, by leaving the wording appointing a nominee as is; OR

    b.  appoint another proxyholder.

5. The securities represented by this Instrument of Proxy will be voted or withheld from voting in accordance with the instructions of the Registered Stockholder on any poll of a resolution that may be called for and, if the Registered Stockholder specifies a choice with respect to any matter to be acted upon, the securities will be voted accordingly. Further, the securities will be voted by the appointed proxyholder with respect to any amendments or variations of any of the resolutions set out on the Instrument of Proxy or matters which may properly come before the Meeting as the proxyholder in its sole discretion sees fit.

                   INSTRUCTIONS AND OPTIONS FOR VOTING:

To be represented at the Meeting, this Instrument of Proxy must be DEPOSITED at the office of Signature Stock Transfer, Inc., by mail or by fax, at any time up to and including 10:00 a.m. (local time) on Wednesday, July 27, 2016, or at least 48 hours (excluding Saturdays, Sundays and holidays) before the time that the Meeting is to be reconvened after any adjournment of the Meeting.

Signature Stock Transfer, Inc.
2632 Coachlight Court
Plano, Texas, 75093
Fax: 972.612.4122